                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No._____ )


Filed by the Registrant [X]
Filed by a Party other than the Registrant
[ ]   Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12


                          CAPITAL GROWTH SYSTEMS, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
      __________________________________________________________________________

      __________________________________________________________________________

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)   Title of each class of securities to which transaction applies:
            ____________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:
            ____________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:
            ____________________________________________________________________

      (5)   Total fee paid:
            ____________________________________________________________________
[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
            ____________________________________________________________________

      (2)   Form, Schedule or Registration Statement No.:
            ____________________________________________________________________

      (3)   Filing Party:
            ____________________________________________________________________

      (4)   Date Filed:
            ____________________________________________________________________

                          CAPITAL GROWTH SYSTEMS, INC.
                            1100 EAST WOODFIELD ROAD
                           SCHAUMBURG, ILLINOIS 60173
                                 (630) 872-5800

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 30, 2004

To the Stockholders of Capital Growth Systems, Inc.:

      The Annual Meeting of Stockholders of Capital Growth Systems, Inc. will be held on June 30, 2004, at 10:00 a.m., at 444 North Michigan Avenue, Suite 2500, Chicago, Illinois 60611, for the following purposes:

      1. To elect five directors to serve until the next annual meeting of stockholders or until their successors are elected or qualified;

      2. To change our name from "Capital Growth Systems, Inc." to "Nexvu Business Solutions, Inc.";

      3. To increase the number of shares of common stock that we are authorized to issue under our Articles of Incorporation;

      4.    To change our state of incorporation from Florida to Delaware; and

      5. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record as of the close of business on May 21, 2004, will be entitled to notice of and to vote at the meeting or at any adjournment thereof. A copy of our Form 10-KSB for the transition period ended December 31, 2003 is enclosed.

                                By Order of The Board of Directors:

                                /s/ Rory Herriman

                                Rory Herriman
                                Secretary


Schaumburg, Illinois
May 28, 2004


                             YOUR VOTE IS IMPORTANT

      REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL ASSURE THAT A QUORUM IS PRESENT AT THE MEETING AND SAVE US THE EXPENSE OF FURTHER SOLICITATION OF PROXIES.

                          CAPITAL GROWTH SYSTEMS, INC.
                            1100 EAST WOODFIELD ROAD
                           SCHAUMBURG, ILLINOIS 60173

                                 PROXY STATEMENT

                   PROXY SOLICITATION AND GENERAL INFORMATION


      This proxy statement is furnished to the holders of shares of common stock of Capital Growth Systems, Inc., a Florida corporation, in connection with the solicitation of proxies by our Board of Directors for use at the annual meeting of stockholders to be held on June 30, 2004, at 10:00 a.m., at 444 North Michigan Avenue, Suite 2500, Chicago, Illinois 60611, and any adjournment thereof. Our by-laws require our directors to call and hold an annual meeting of stockholders each year. We are first mailing this proxy statement and the enclosed proxy card to our stockholders on or about May 28, 2004. Stockholders who wish to attend the meeting should contact us at (630) 872-5800.


      Only stockholders of record at the close of business on May 21, 2004 will be entitled to notice of and to vote at the meeting. As of this date, 16,000,454 shares of our common stock, par value $0.0001 per share, having one vote each, were issued and outstanding. A majority of the outstanding shares of our common stock, represented at the meeting in person or by proxy, will constitute a quorum.

      We will bear all costs associated with the solicitation of proxies, including the cost of preparing, printing and mailing this proxy statement and the reimbursement of record holders of shares of common stock for their expenses in forwarding proxy materials to beneficial owners of these shares. Following the original solicitation of proxies by mail, proxies may be solicited by our officers and employees by telephone, facsimile, telegraph or in person. These officers and employees will not be additionally compensated for soliciting proxies.

      Shares represented by properly executed proxies in the accompanying form received by the Board of Directors prior to the meeting will be voted at the meeting. Shares not represented by properly executed proxies will not be voted. If a stockholder specifies a choice with respect to any matter to be acted upon, the shares represented by that proxy will be voted as specified. If the stockholder does not specify a choice, in an otherwise properly-executed proxy, with respect to any proposal referred to therein, the shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Board of Directors described herein. A stockholder who signs and returns a proxy in the accompanying form may revoke it by giving written notice of revocation to us before the proxy is voted at the meeting, executing and delivering a later-dated proxy, or attending the meeting and voting the shares in person.

      The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the meeting is required for the election of directors. This means that the five nominees receiving the highest number of "For" votes will be elected as directors. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting is required for approval of the change of our name, the amendment to our Articles of Incorporation to increase the number of shares of common stock that we are authorized to issue and the reincorporation from Florida to Delaware.

                               SUMMARY TERM SHEET

      The following is only a summary of certain information contained in this proxy statement. You should carefully review this entire proxy statement along with the attached exhibits to understand fully the proposal to elect directors, the proposal to change our name, the proposal to increase our authorized common stock and the reincorporation proposal.

- PROPOSAL TO ELECT DIRECTORS (SEE PAGES 5-7): We are proposing to elect five directors to the Board of Directors until our next annual meeting or their successors are duly elected and qualified.

- PROPOSAL TO CHANGE NAME (SEE PAGE 14): We are proposing to change our name from "Capital Growth Systems, Inc." to "Nexvu Business Solutions, Inc."

- PROPOSAL TO INCREASE AUTHORIZED SHARES (SEE PAGES 14-15): We are proposing to increase the number of shares that we are authorized to issue under our articles of incorporation from 25,000,000 to 50,000,000.

- REINCORPORATION PROPOSAL (SEE PAGES 15-33): We are proposing to change our state of incorporation from Florida to Delaware by merging into a wholly owned subsidiary incorporated in Delaware. The name of the Delaware corporation, which will be our successor in the merger, is Nexvu Business Solutions, Inc.

- OUR REASONS FOR THE REINCORPORATION PROPOSAL (SEE PAGE 16): The primary reason for the reincorporation from Florida to Delaware is to obtain the benefits of Delaware's comprehensive, widely used and extensively interpreted corporate law.

- EFFECT OF APPROVING THE REINCORPORATION PROPOSAL (SEE PAGES 16-18): If our stockholders approve the reincorporation proposal, we will reincorporate by merging into Nexvu Business Solutions, Inc., which is currently our subsidiary and is a Delaware corporation. In effect, we would be reincorporating in Delaware. A vote in favor of the reincorporation proposal is a vote in favor of the Agreement and Plan of Merger, dated April 13, 2004, by and between us and Nexvu Business Solutions, Inc. under which we and Nexvu Business Solutions, Inc. would merge to complete the reincorporation merger. The proposed reincorporation merger would NOT result in any change in the business, management, fiscal year, assets or liabilities or location of our principal facilities. Assuming that the reincorporation merger is completed, our directors and officers immediately before the effective date of the reincorporation merger would become the directors and officers of the surviving corporation.

- EFFECT OF NOT APPROVING THE REINCORPORATION PROPOSAL (SEE PAGE 18): If our stockholders do not approve the reincorporation proposal, we would not consummate the merger and would continue to operate as a Florida corporation.

- WHAT YOU WOULD RECEIVE IN THE REINCORPORATION MERGER (SEE PAGE 17): On the effective date of the reincorporation merger, your shares of our common stock would become an equivalent number of shares of common stock of the surviving corporation. Each of your shares of common stock, par value $0.0001, with respect to which you have not validly perfected dissenters' rights, automatically would be converted into one share of common stock, par value $0.00001, of Nexvu Business Solutions, Inc. You would not need to exchange your existing stock certificates for stock certificates of the surviving corporation.

- DISSENTERS RIGHTS (SEE PAGES 31-32): Under Florida law, stockholders are entitled to dissent from the reincorporation merger and, if the reincorporation merger is consummated, to receive "fair value" for their shares in cash by complying with the provisions on dissenters' rights in Florida law that are set forth in Sections 607.1301 to 607.1333 of the Florida Business Corporation Act. One of the conditions to the merger is that holders of no more than 1% of our outstanding shares continue to have the right to exercise appraisal rights in connection with the merger.

- TAX EFFECTS OF THE REINCORPORATION (SEE PAGES 32-33): We believe that the reincorporation merger would be tax free to our stockholders and that you would be entitled to the same basis in the shares of the surviving corporation as you had in our shares of common stock.

- CHANGES IN STOCKHOLDER RIGHTS (SEE PAGES 19-30): If we and Nexvu Business Solutions, Inc. effect the reincorporation merger, Delaware law and the certificate of incorporation and by-laws of the surviving corporation would govern the rights of all of our stockholders.

- RECOMMENDATIONS OF OUR BOARD OF DIRECTORS: Our Board of Directors recommends that you vote "FOR" the election of our five nominees for director, "FOR" the proposal to change our name, "FOR" the proposal to increase our authorized shares and "FOR" the reincorporation proposal. Approval of the reincorporation proposal would constitute approval of the merger agreement and therefore of the reincorporation merger.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR (PROPOSAL NO. 1), "FOR" THE PROPOSAL TO CHANGE OUR NAME (PROPOSAL No. 2), "FOR" THE PROPOSAL TO INCREASE OUR AUTHORIZED SHARES (PROPOSAL NO. 3) AND "FOR" THE REINCORPORATION PROPOSAL (PROPOSAL NO. 4).

                              ELECTION OF DIRECTORS

      The Board of Directors has nominated the five persons named below for election as directors at the meeting to serve until our 2005 annual meeting of stockholders or until their elected successors are qualified. Our by-laws provide that the Board of Directors must consist of not less than two and no more than seven persons. At the present time, our board consists of five persons. All of the nominees below are presently serving as members of the Board of Directors. Each nominee has consented to have his name appear as a nominee in this proxy statement and to serve as a director if elected. Should any nominee become unable to serve as a director, shares of common stock represented at the meeting by valid proxies may be voted for the election of a substitute nominee or nominees as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve as a director. It is our policy that all directors should attend our annual meeting. We did not hold an annual meeting in 2003. Each of our directors will be present at our annual meeting.

      The following information is provided concerning the nominees for election as our directors:

NAME                                PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
Robert Geras                        Mr. Geras has served as our Chairman of the
Age 66                              Board since the completion in January 2004
Director since 2004                 of our merger with Nexvu Technologies, LLC,
                                    which is described in "Business -- Merger
                                    with Nexvu Technologies, LLC." Mr. Geras
                                    served as the Chairman of Nexvu
                                    Technologies, LLC from June 2003 through the
                                    date of the merger. Mr. Geras is also an
                                    early investor and second largest
                                    shareholder of Merge Technologies Inc., a
                                    successful Nasdaq-listed company, which
                                    provides eHealth connectivity products for
                                    medical imaging and other clinical
                                    information. Mr. Geras has also served as a
                                    director and/or early-stage investor in
                                    VideoHomeTours, a provider of visual content
                                    management and marketing services for large
                                    brokerage firms; ShowingTime.com, a complete
                                    Internet scheduling and productivity tool
                                    for real estate agents; Exadigm, Inc., a
                                    company engaged in the development and sale
                                    of electronic payment processing equipment
                                    utilizing wi-fi technology; and 20/20
                                    Technologies, LLC, a provider of bandwidth
                                    and connectivity to the high speed data
                                    transmission industry.

NAME                                PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
Scott Allen                         Mr. Allen has served as a director and our
Age 41                              Chief Executive and Chief Financial Officer
Director since 2004                 since the completion of our merger with
                                    Nexvu Technologies, LLC. Mr. Allen also
                                    served as the Chief Executive Officer and
                                    President of Nexvu Technologies, LLC from
                                    July 2003 through the date of the merger.
                                    Between October 2001 and June 2003, Mr.
                                    Allen served as the Vice President, Product
                                    Management for the Sniffer Technologies
                                    division of Network Associates, Inc. a
                                    Nasdaq-listed company. Previously, Mr. Allen
                                    was employed with Network Associates for
                                    seven years. During his tenure at Network
                                    Associates, Mr. Allen held key contributor
                                    roles in the sales organization.

Rory Herriman                       Mr. Herriman has served as a director and
Age 33                              our Chief Technology Officer since the
Director since 2004                 completion of our merger with Nexvu
                                    Technologies, LLC. Mr. Herriman served as
                                    the Chief Technology Officer of Nexvu
                                    Technologies, LLC from May 2002 through the
                                    date of the merger. From 1997 until 2002,
                                    Mr. Herriman served as the Senior Director
                                    of Technology Architecture and Engineering
                                    at Sears, Roebuck & Company where he defined
                                    and executed enterprise-wide technology
                                    direction in the areas of
                                    telecommunications, networking and
                                    computing.

 Douglas Stukel                     Mr. Stukel has served as a director of ours
 Age 34                             since August 2003. Mr. Stukel, together with
 Director since 2003                Mr. Wiskowski, led the investor group which
                                    purchased the current majority stake in us.
                                    In addition, Mr. Stukel is a co-founder of
                                    Premier Holdings of Illinois, LLC, a
                                    distributor of medical supplies based in
                                    Joliet, Illinois. Mr. Stukel served as the
                                    president of Cendant Home Funding, a
                                    residential mortgage company based in
                                    Joliet, Illinois, from 1997 until 2001. Mr.
                                    Stukel is also a co-founder of Momentum
                                    Capital, LLC, a privately held advisory and
                                    consulting firm..

NAME                                PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
Lee Wiskowski                       Mr. Wiskowski has served as a director since
Age 37                              the completion of our merger with Nexvu
Director since 2003                 Technologies, LLC. From August 2003 through
                                    the date of the merger, Mr. Wiskowski served
                                    as our Chief Executive Officer, Chief
                                    Financial Officer, President and as a
                                    director. Mr. Wiskowski was a co-founder of
                                    Madison Securities and a co-founder of
                                    Advanced Equities, both NASD licensed
                                    broker-dealers registered in all 50 states.
                                    Mr. Wiskowski sold his interest to the other
                                    principals of Advanced Equities
                                    approximately three years ago, and has been
                                    engaged in the investment and advisory
                                    business since that time through Grander,
                                    LLC, and Momentum Capital, LLC, both
                                    privately held advisory and consulting
                                    firms.

      Our Board of Directors has determined that Mr. Geras is independent under the rules of the Nasdaq Stock Market.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

                          CERTAIN INFORMATION REGARDING
                             THE BOARD OF DIRECTORS

COMPENSATION OF DIRECTORS

      We did not pay any compensation to directors during our fiscal year ended May 31, 2003, or the transition period ended December 31, 2003, nor do we have a current policy with regard to compensation of directors. We may in the future adopt a policy with regard to compensation of directors.

BOARD MEETINGS/COMMITTEES

      In 2003, the Board of Directors held one meeting, at which all directors were present. The Board of Directors presently has a Compensation Committee, a Nominating Committee and an Audit Committee. The composition, functions and responsibilities of each committee are described in the paragraphs that follow.

      Compensation Committee. The Compensation Committee is responsible for reviewing, determining and establishing the salaries, bonuses and other compensation of our executive officers and to administer our 2003 Long-Term Incentive Plan. Our Compensation Committee is comprised of Messrs. Geras, Stukel and Wiskowski. We did not pay any compensation to executive officers, or to any other employees, in the transition period ended December 31, 2003, or the fiscal year ended May 31, 2003. Accordingly, our Compensation Committee has not yet met. However, the Compensation Committee intends to meet in connection with grants pursuant to our 2003 Long-Term Incentive Plan and other administrative matters relating to the plan, and establish compensation for our executive officers in the future.

      Nominating Committee. The Nominating Committee is responsible for making recommendations to the Board of Directors relating to the appropriate size, functioning and needs of the Board of Directors, which includes recruitment and retention of high quality Board members. Our Nominating Committee is comprised of Messrs. Geras, Stukel and Wiskowski. Mr. Geras is considered independent under the rules of the Nasdaq Stock Market. The Nominating Committee did not meet during our 2003 fiscal year. Candidates for director nominees will be assessed in the context of the current composition of the board, our operating requirements and the long-term interests of stockholders.

      The Nominating Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential candidates, but, in general, expects qualified candidates will have: the ability to comprehend our strategic goals and help guide us towards the accomplishment of those goals; personal integrity and a strong sense of ethics; sufficient time to devote to our affairs; and knowledge of, and experience with regard to our industry, regulations governing public companies, the geographic locations within which we operate, sound business practices or accounting and financial reporting. In addition, each director must satisfy other criteria that the Nominating Committee determines are relevant in light of our needs and those of the Board. The Nominating Committee intends to use the same standards for judging nominees recommended by the Nominating Committee and nominees presented by stockholders. In the case of incumbent directors, the Nominating Committee will review each director's overall service to us during his term in deciding whether to renominate the director.


      The Nominating Committee will consider a director candidate recommended by stockholders. To be considered by the Nominating Committee for nomination and inclusion in our proxy statement for our 2005 Annual Meeting, a stockholder must notify our secretary no later than January 28, 2005. Notices should be sent to:
Capital Growth Systems, Inc., 1100 East Woodfield Road, Schaumburg, Illinois 60173 Attn: Corporate Secretary. Notices should include the following information:


   -  the candidate's name and contact information;

   -  a brief description of the candidate's background and qualifications;

   - the reasons that the recommending stockholder believes the candidate would be well suited for our Board of Directors;

   - a statement by the candidate that the candidate is willing and able to serve on the Board of Directors;

   - a statement by the recommending stockholder that the candidate meets the criteria established by the Board; and

   - a brief description of the recommending stockholder's ownership of our common stock and the term during which his or her shares have been held.

The Nominating Committee may refuse to consider the recommendation of any person not made in compliance with this procedure.

      The Nominating Committee operates under a written charter. The charter is not available on our website, but is attached as Exhibit A to this proxy statement.

      Audit Committee. The Audit Committee is responsible for selection and oversight of our independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, establishing and monitoring our financial policies and control procedures, reviewing and monitoring the provision of non-audit services by our independent auditors and reviewing all potential conflict of interest situations. The Audit Committee is comprised of Messrs. Geras, Stukel and Wiskowski. Mr. Geras is considered independent under the rules of the Nasdaq Stock Market. The Audit Committee did not meet during our 2003 fiscal year. We presently do not have a director who would qualify as an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B. Given our present situation, we feel it would be overly costly and burdensome and is not warranted to retain an independent director who would qualify as an "audit committee financial expert." We will consider adding an audit committee financial expert if our business grows and adding such a person would be less burdensome.

REPORT OF THE AUDIT COMMITTEE.

      The Audit Committee oversees the financial reporting process of Capital Growth Systems, Inc. on behalf of the company's Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the transition fiscal year ended December 31, 2003 with management, including a discussion of the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Audit Committee discussed with the independent auditors, who are responsible for expressing an opinion on conformity of those audited financial statements with generally accepted accounting principles, the independent auditors' judgments as to the quality and acceptability of the company's accounting principles and such other matters as are required to be discussed with the independent auditors under SAS 61, entitled Communications with Audit Committees. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the company, including the matters in the written disclosures and letter from the independent auditors to the Audit Committee required by Independence Standard Board Standard No. 1. The Audit Committee has also considered whether the provision of non-audit related services by the independent auditors is compatible with maintaining the independent auditors' independence and found it to be acceptable.

      The Audit Committee met with our independent auditors, with and without management present, and discussed the overall scope of their audit, the results of their examinations, their evaluations of the company's internal controls and the overall quality of the company's financial reporting.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2003 and for the transition period ended December 31, 2003 for filing with the Securities and Exchange Commission.

      Our Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as Exhibit B to this Proxy Statement.

                                              Robert Geras
                                              Douglas Stukel
                                              Lee Wiskowski

                           SHARE OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

CHANGE IN CONTROL

      On January 28, 2004, we completed a business combination by entering into an Agreement and Plan of Merger under which we acquired 100% of the ownership of Nexvu Technologies, LLC, a Delaware limited liability company, which we will refer to in this prospectus as "Nexvu." The form of this business combination was a forward triangular merger with our wholly owned subsidiary, Nexvu MergerSub, LLC, a Delaware limited liability company. Nexvu was the survivor of the merger and we serve as its holding company. Nexvu is engaged in the development and sale of application performance management software to large and mid-sized companies for use in connection with their computer network systems and applications.

      The form of the transaction was a merger in which we issued 8,558,500 shares of our common stock to the members of Nexvu in exchange for 100% of the membership interests in Nexvu. In addition, under a loan conversion agreement, we issued:

      - 577,500 shares of common stock, the amount necessary for the conversion of bridge loans funded by Nexvu members and outstanding prior to the merger, into shares of our common stock at $0.9523809 per share, or approximately $550,000 in total; and

      - warrants expiring December 31, 2006 to purchase common stock at $1.35 per share based upon 50% warrant coverage with respect to all bridge loans funded, for a total of 288,750 warrants.

The merger agreement also required a simultaneous closing of the issuance of a private offering for common stock of not less than $2,000,000, up to a maximum of $7,000,000, subject to increase in our sole discretion, at $1.35 per share, and the conversion of bridge loan principal amounts to equity so that we would own 100% of Nexvu, which would be substantially debt free as of the merger closing. We raised a total of $7,652,075 from the sale of our common stock in the private offering through April 15, 2004, in addition to the capital raised by conversion of the bridge loans.

      The merger agreement further provided that, on closing of the merger, at least three designees of Nexvu, all of whom were Nexvu's principal officers, would become members of our Board of Directors. These persons were elected to the following positions: Scott Allen, CEO and CFO; Rory Herriman, Chief Technology Officer; and Robert T. Geras, Chairman of the Board. We also entered into an indemnification agreement at the closing of the merger in which we agreed to indemnify and hold harmless all five of our directors against specified liabilities for actions taken in good faith on our behalf or on behalf of Nexvu.

      The consideration for our merger with Nexvu was determined in arms-length negotiations between Nexvu and us and includes a premium over the net book value of the assets acquired based upon our own assessment of the market value of Nexvu's assets and the benefits of combining Nexvu with us. Nexvu had raised in excess of $4,000,000 of capital from its founders and early investors prior to the merger with us.

      The merger operated as a change of control because after the merger the owners of Nexvu held approximately 64% of our common stock, and as a result of three of Nexvu's officers being named to our board of directors.

BENEFICIAL OWNERSHIP


      The following table sets forth, as of May 21, 2004, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of:


      - each person known to our to be the beneficial owner of more than five percent of our common stock;

      -     each director; and

      -     all directors and executive officers, as a group.


Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and investment power with respect to the shares beneficially owned by them. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of the security, or the power to dispose of or to direct the disposition of the security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. The beneficial ownership percentages are based on 16,000,454 shares outstanding as of May 21, 2004.

NAME AND ADDRESS OF BENEFICIAL                AMOUNT AND NATURE OF
           OWNER                             BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS
           -----                             -----------------------    ----------------
Robert T. Geras                                   2,257,837(2)              14.01%
Carl C. Greer Trust                               2,266,282(3)              13.92%
Craig Siegler                                     1,459,278(4)               9.03%
David Lies                                        1,304,375(5)               8.09%
Balkin Family Limited Partnership                 1,093,186(6)               6.79%
Rory Herriman(7)                                    618,871(8)               3.77%
Scott Allen(7)                                      591,678(9)               3.60%
Douglas Stukel(10)                                  434,482(11)              2.67%
Lee Wiskowski(10)                                   325,407(12)              2.00%
All Directors and Executive Officers as a            4,228,275              24.20%
Group (5 persons)

(1) Except pursuant to applicable marital property laws or as indicated in the footnotes to this table, to our knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all common stock shown as beneficially owned by the stockholder.

(2) Includes warrants to purchase 111,111 shares held by Mr. Geras. Mr. Geras' business address is 55 East Erie Street, Suite 2905, Chicago, Illinois 60611.

(3) Includes warrants held by the Carl C. Greer Trust to acquire 277,778 shares. The business address of the trust is c/o Thomas Floyd, 4501 West 127th Street, Suite D, Alsip, Illinois 60803.

(4) Includes warrants held by Mr. Siegler to acquire 162,500 shares. Mr. Siegler's business address is 388 Melford Road, Deerfield, Illinois 60035.

(5) Includes warrants to purchase 111,111 held by Mr. Lies, 97,392 shares owned by Mr. Lies' wife, and warrants to purchase 9,259 shares held by Mr. Lies' wife. Mr. Lies disclaims beneficial ownership of shares held by his wife or issuable upon the exercise of warrants held by his wife. The address of Mr. Lies is 1210 Sheridan Road, Wilmette, Illinois 60091.

(6) Includes warrants held by the Balkin Family Limited Partnership to acquire 92,593 shares. The address of the partnership is 1145 Green Bay Road, Glencoe, Illinois 60022.

(7) The business address of Mr. Herriman and Mr. Allen is Nexvu Technologies, LLC, 1100 East Woodfield Road-Suite 100, Schaumburg, Illinois 60173.

(8)   Includes options to purchase 430,000 shares held by Mr. Herriman.

(9)   Includes options to purchase 430,000 shares held by Mr. Allen.

(10) The business address of Mr. Wiskowski and Mr. Stukel is 980 N. Michigan Avenue, Suite 1120, Chicago, Illinois 60611.

(11) Includes 250,000 shares issuable upon the exercise of a warrant held by Mr. Stukel.

(12) Includes 72,407 shares owned by Grander, L.L.C., of which Mr. Wiskowski is the sole member, and 250,000 shares issuable upon the exercise of a warrant held by Mr. Wiskowski.


      Currently there is no market for our common stock, nor is any market likely to develop in the near future. As of May 21, 2004, we had 195 holders of record of our common stock


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Our executive officers, directors and stockholders beneficially owning more than 10% of our common stock are required under the Securities Exchange Act of 1934 to file reports of ownership of our common stock with the Securities and Exchange Commission. Copies of those reports must also be furnished to us. Based solely upon a review of the copies of reports furnished to us and written representations that no other reports were required, we believe that during the preceding year all filing requirements applicable to executive officers, directors and stockholders beneficially owning more than 10% of our common stock have been complied with.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

GENERAL INFORMATION ON EXECUTIVE COMPENSATION

      Through December 31, 2003, neither of our directors or officers had received any salary or other compensation of any kind, other than reimbursement for out-of-pocket expenses incurred on our behalf, during the fiscal year ended May 31, 2003 or the transition period of June 1, 2003 through December 31, 2003.

      As a result of the merger with Nexvu Technologies, LLC, we will compensate our directors and officers for their services to us. The agreements we have entered into to date with our executive officers are described below.

EMPLOYMENT AGREEMENTS

      We have entered into employment agreements with each of Scott Allen and Rory Herriman under which each is entitled to a base salary of $175,000 per year. Under these agreements, each of Mr. Allen and Mr. Herriman may receive bonuses in the discretion of the Board of Directors, with a target bonus of 50% of base salary. Mr. Allen and Mr. Herriman are each entitled to receive under their respective employment agreements, options to acquire 430,000 shares of our common stock under our Long-Term Incentive Plan, vesting over a four-year period through January 2, 2007, with acceleration in the event of a change in control. In addition, each of Mr. Allen and Mr. Herriman is entitled to a bonus in the event of a successful change in control, such as a merger or sale of our Company, equal to the lesser of 299% of their base salary as of the date of the change in control, or one percent of the amount by which the value of the transaction to our stockholders exceeds the product of the highest prior price at which we sold our shares, multiplied by the number of our outstanding shares of ours as of the date the change of control occurs.

      Each employment agreement has a term ending at the end of the calendar year and will automatically renew for additional one-year periods unless terminated by us or the executive on written notice at least two months before expiration of the current term. Under the agreements, if employment is terminated without cause, or the agreement does not automatically renew, he is entitled to receive severance of one year's pay, payable in regular monthly increments. The agreements also provide for a lump sum payment of 90 days' pay in the event of death or disability.

LONG-TERM INCENTIVE PLAN

      In December 2003, we adopted the 2003 Long-Term Incentive Plan for key employees and other persons providing assets or services to us. The plan provides for the issuance of stock-based awards to key employees as part of their overall compensation. A total of 2,285,000 restricted shares of common stock, stock options or other equity-based compensation can be issued under the plan. It is expected that a substantial portion of these options will be allocated to existing management and other persons assisting us in our endeavors. Presently, we have issued 1,691,500 restricted shares under the plan.

          PROPOSAL TO CHANGE OUR NAME FROM CAPITAL GROWTH SYSTEMS, INC.
                        TO NEXVU BUSINESS SOLUTIONS, INC.

      Our Board of Directors recommends changing our name from Capital Growth Systems, Inc. to Nexvu Business Solutions, Inc. in order to better reflect our current and planned future operations as a result of our recent acquisition of Nexvu Technologies, LLC.

      The currently outstanding stock certificates evidencing shares of our common stock bearing the name "Capital Growth Systems, Inc." will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

      The change in our name is reflected in the proposed Articles of Amendment to our Articles of Incorporation included as Exhibit C to this proxy statement. However, this proposal is not dependent on stockholders approving our reincorporation, described below. If this proposal is approved by stockholders, but our reincorporation to Delaware is not approved by stockholders, we intend to amend our current Articles of Incorporation filed in Florida to reflect the change in our corporate name.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO CHANGE OUR NAME TO NEXVU BUSINESS SOLUTIONS, INC.

      PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


      Our Articles of Incorporation currently authorize us to issue 25,000,000 shares of common stock and 5,000,000 shares of preferred stock, par value $0.0001 per share. As of May 21, 2004, we had issued and outstanding 16,000,454 shares of common stock, leaving us, in the opinion of our Board of Directors, with an insufficient number of shares of common stock available for issuance necessary for us to efficiently continue and increase the size of our operations. Accordingly, the Board of Directors recommends an increase in the number of shares of common stock we are authorized to issue from 25,000,000 shares to 50,000,000 shares.


      The additional shares of common stock to be authorized for issuance upon the adoption of the above amendment would possess rights identical to the currently authorized common stock. The stockholders of common stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. All voting is on a non-cumulative basis. The stockholders of common stock do not have any preemptive rights, conversion rights, or applicable redemption or sinking fund provisions. The amendment to authorize the issuance of additional shares of common stock will not have any effect on the par value of the common stock. Nevertheless, the issuance of additionally authorized shares of common stock would affect the voting rights of our current stockholders because there would be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors, if and when any of these shares of common stock are issued in the future.

      If the Board of Directors determines that an issuance of shares of our common stock is in our best interest and our stockholders' best interest, the issuance of additional shares would have the effect of diluting the earnings per share or book value per share of the outstanding shares of common stock or the stock ownership or voting rights of a stockholder.

      An increase in the number of authorized shares of common stock will enable us to take advantage of various potential business opportunities through the issuance of our securities, including, among other things: issuing stock dividends to existing stockholders; providing equity incentives to employees; officers or directors, establishing certain strategic relationships with other companies; and expanding our business through acquisitions. We have no present agreements to acquire any businesses.

POTENTIAL ANTI-TAKEOVER EFFECTS OF THE AMENDMENT

      The increase in the number of authorized shares of common stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change of control without further action by our stockholders. Subject to applicable regulatory requirements, we could issue shares of authorized and unissued common stock in one or more transactions that would make a change of control more difficult and therefore less likely. Any issuance of additional shares could have the effect of diluting the earnings per share and book value per share of the outstanding shares of common stock or the stock ownership and voting rights of a person seeking to obtain control of our company.


      The proposal to increase our authorized shares is not dependent on stockholders approving our reincorporation, described below. If this proposal is approved by stockholders, but our reincorporation to Delaware is not approved by stockholders, we intend to amend our current Articles of Incorporation to reflect the increase in authorized shares.


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO INCREASE OUR AUTHORIZED SHARES FROM 25,000,000 TO 50,000,000.

     PROPOSAL TO CHANGE OUR STATE OF INCORPORATION FROM FLORIDA TO DELAWARE

      We propose to reincorporate from the State of Florida to the State of Delaware. The reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated as of April 15, 2004, by and between us and Nexvu Business Solutions, Inc., a Delaware corporation and our wholly-owned subsidiary, which we will refer to as "Nexvu Delaware." On April 13, 2004 and April 15, 2004, respectively, our board of directors and that of Nexvu Delaware unanimously approved the merger agreement, and subsequently we, as the sole stockholder of Nexvu Delaware, adopted the merger agreement. The merger agreement is included as Exhibit D to this proxy statement.

REASONS FOR THE REINCORPORATION

      Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Delaware is frequently revised and updated to accommodate changing legal and business needs. With our growth and changes in the composition of our management and board of directors in the recent year, we think it will be beneficial to us and our stockholders to obtain the benefits of Delaware corporate law.

      Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Delaware corporate laws, with multiple cases concerning areas that no Florida court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages by allowing our Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

      Reincorporation from Florida to Delaware also may make it easier to attract future candidates willing to serve on our board of directors, because many of these candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

ANTI-TAKEOVER IMPLICATIONS

      Delaware, like many other states, permits a corporation to include in its certificate of incorporation or by-laws or to otherwise adopt measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts. Our Board of Directors, however, is not proposing the reincorporation merger to prevent a change in control and is not aware of any present attempt by any person to acquire control of us or to obtain representation on our Board of Directors. Our Board of Directors has no current plans to implement any defensive strategies to enhance the ability of the Board of Directors to negotiate with an unsolicited bidder.

      With respect to implementing defensive strategies, Delaware law is preferable to Florida law because of the substantial judicial precedent on the legal principles applicable to defensive strategies. As a Florida corporation or a Delaware corporation, we could implement some of the same defensive measures. As a Delaware corporation, however, we would benefit from the predictability of Delaware law on these matters.

NO CHANGE IN BUSINESS, MANAGEMENT, JOBS OR PHYSICAL LOCATION

      The reincorporation merger will change our legal domicile. However, the reincorporation merger will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth, other than as a result of the costs incident to the reincorporation merger, which are immaterial. Our management, including all directors and officers, will remain the same in connection with the reincorporation merger and will assume identical positions with Nexvu Delaware. There will be no new employment agreements for executive officers or other direct or indirect interests of the current directors or executive officers in the reincorporation merger as a result of the reincorporation.

REGULATORY APPROVAL

      To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the reincorporation merger would be the filing of articles of merger with the Secretary of State of Florida and the filing of a certificate of merger with the Secretary of State of Delaware.

NEXVU DELAWARE

      Nexvu Delaware, our wholly-owned subsidiary, was incorporated on April 13, 2004, under the name "Nexvu Business Solutions, Inc." exclusively for the purpose of merging with us. The address and phone number of Nexvu Delaware's principal office are the same as our current address and phone number. Before the reincorporation merger, Nexvu Delaware will have no material assets or liabilities and will not have carried on any business. Upon completion of the reincorporation merger, the rights of the stockholders of Nexvu Delaware will be governed by Delaware corporate law and the Certificate of Incorporation and the By-laws of Nexvu Delaware. The Delaware Certificate of Incorporation and the Delaware By-laws are attached as Exhibits E and F to this proxy statement, respectively.

THE MERGER AGREEMENT

      The merger agreement provides that we will merge with and into Nexvu Delaware, with Nexvu Delaware being the surviving corporation. Under the merger agreement, Nexvu Delaware will assume all of our assets and liabilities, including obligations under our outstanding indebtedness and contracts, and we will seek to exist as a corporate entity. Our existing board of directors and officers will become the board of directors and officers of Nexvu Delaware for identical terms of office. Our subsidiary will become a subsidiary of Nexvu Delaware.

      At the effective time of the reincorporation merger, each outstanding share of our common stock, $0.0001 par value, automatically will be converted into one share of common stock of Nexvu Delaware, $0.00001 par value. You will not have to exchange your existing stock certificates for stock certificates of Nexvu Delaware. Instead, the surviving corporation intends to issue substitute stock certificates to replace the existing certificates and will notify you when these new certificates are issued. The merger agreement was unanimously approved by our Board of Directors and the Board of Directors of Nexvu Delaware and later was adopted by us, as the sole stockholder of Nexvu Delaware. Approval of the reincorporation proposal, which constitutes approval of the merger agreement, requires the affirmative vote of the holders of a majority of our common stock.

      Under the merger agreement, we and Nexvu Delaware promise to take all actions that Delaware law and Florida law require for us and Nexvu Delaware to effect the reincorporation merger. Nexvu Delaware also promises to qualify to do business as a foreign corporation in the states in which we are qualified to do business before we and Nexvu Delaware complete the reincorporation merger.

      The merger agreement provides that the respective obligations of us and Nexvu Delaware under the merger agreement are subject to the following conditions:

      - Our stockholders and the sole stockholder of Nexvu Delaware have approved or adopted, as the case may be, the merger agreement;

      - No court or governmental authority, whether by statute, rule, regulation, executive order, decree, ruling, injunction or other order, has prohibited, restrained, enjoined or restricted the consummation of the reincorporation merger; and

      - Holders of our common stock holding no more than one percent of our outstanding common stock continue to have a right to exercise appraisal rights in connection with the merger.

      If we and Nexvu Delaware effect the reincorporation merger, all of our employee benefit plans, including stock option and other equity-based plans, would be continued by the surviving corporation, and each stock option and other equity-based award issued and outstanding pursuant to these plans would be converted automatically into a stock option or other equity-based award with respect to the same number of shares of common stock of the surviving corporation, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award.

      If our stockholders approve the reincorporation merger, we and Nexvu Delaware plan to complete the reincorporation merger as soon as practicable after the annual meeting. The merger agreement provides that our Board of Directors or that of Nexvu Delaware may abandon the reincorporation merger for any reason, notwithstanding stockholder approval. If the stockholders do not approve the reincorporation merger, we and Nexvu Delaware would not consummate the merger and we would continue to operate as a Florida corporation.

      Under Florida law, our stockholders have the right to dissent with respect to the reincorporation proposal and to receive from us payment in cash for the fair value of their shares of common stock if we and Nexvu Delaware consummate the reincorporation merger. see "Rights of Dissenting Stockholders" below.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

      Florida law requires the affirmative vote of a majority of the holders of our common stock to approve the merger agreement pursuant to which we and Nexvu Delaware would effect the reincorporation merger. A vote in favor of the reincorporation proposal is a vote to approve the merger agreement and therefore the reincorporation merger. A vote in favor of the reincorporation proposal is also effectively a vote in favor of the certificate of incorporation of Nexvu Delaware and the by-laws of Nexvu Delaware. If our stockholders approve the merger agreement and the reincorporation merger becomes effective, the certificate of incorporation of Nexvu Delaware and the by-laws of Nexvu Delaware in effect immediately before the effective date of the reincorporation merger would become the certificate of incorporation and by-laws of the surviving corporation. The Certificate of Incorporation and By-laws of Nexvu Business Solutions, Inc. are attached to this proxy statement as Exhibits E and F, respectively.

COMPARISON OF STOCKHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATION

      The By-laws and Certificate of Incorporation of Nexvu Delaware have been drafted so that the impact of the reincorporation merger on stockholder rights will be minimal. However, there are some material changes between our Articles of Incorporation and the corresponding organizational documents for Nexvu Delaware. First, the par value of the shares of common and preferred stock of Nexvu Delaware will be $0.00001, as compared with $0.0001 for our common and preferred stock. Second, Nexvu Delaware's by-laws will permit its Board of Directors to fix the exact number of its directors, so long as the number is between two and nine. Our by-laws do not grant this power to our Board of Directors. Third, under the Certificate of Incorporation of Nexvu Delaware, the Board of Directors may amend the corporation's by-laws, although this does not limit the ability of the stockholders to also amend the by-laws. Power to amend our by-laws rests only with our stockholders.

      Other than as described in the preceding paragraph, the proposal presented in this proxy to increase our authorized shares, there will be no material changes in stockholder rights. As a result, the voting rights, votes required for the election of directors and other matters, removal of directors, indemnification provisions, procedures for amending our Articles of Incorporation, procedures for the removal of directors, dividend and liquidation rights, examination of books and records and procedures for setting a record date will not change in any material way. There are, however, material differences between the Florida Business Corporation Act, or "FBCA," and the Delaware General Corporation Law, or "DGCL," which are summarized in the chart below. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Florida and Delaware law.

                                               FLORIDA LAW                                          DELAWARE LAW
                                               -----------                                          ------------
REMOVAL OF DIRECTORS       The FBCA entitles stockholders of Florida            Under the DGCL, the affirmative vote of a majority
                           corporations to remove directors either for cause    of the shares entitled to vote for the election of
                           or without cause, unless the articles of             directors is required to remove directors, with or
                           incorporation provide that removal may be only for   without cause, subject to specified exceptions
                           cause. Our articles of incorporation do not          relating to directors elected by the holders of a
                           require that a director may be removed only for      class or series, and corporations that have a
                           cause.                                               classified board of directors. Directors elected by
                                                                                a particular voting group may only be removed by the
                                                                                stockholders of that voting group.

INTERESTED DIRECTOR        The FBCA provides that a contract or other           Under the DGCL, specified contracts or transactions
                           transaction between a Florida corporation and any    in which one or more of a corporation's directors
                           of its directors or any entity in which one of its   has an interest are not void or voidable solely
                           directors or officers holds a position of office     because of such interest if such contract or
                           or a financial interest will not be void because     transaction:
                           of such relationship or interest or because that
                           director was present at the meeting of directors     -   is ratified by the corporation's stockholders or
                           which authorized that transaction if:                    a majority of disinterested members of the board
                                                                                    of directors or a committee of the board if the
                           -   the fact of the relationship or interest is          material facts of the contract or transaction
                               disclosed or known to the board and the              are disclosed or known or
                               transaction is authorized by a sufficient
                               number of votes when the vote of the             -   was fair to the corporation at the time it was
                               interested director is excluded;                     approved. Any ratification of such a contract or
                                                                                    transaction by the stockholders must be made by
                           -   the fact of the relationship or interest is          a majority of all stockholders in good faith.
                               disclosed or known to the stockholders
                               entitled to vote and they authorize the
                               contract or transaction; or

                           -   the contract or transaction is fair and
                               reasonable to the corporation.

ACTION BY WRITTEN          Except as otherwise provided in a corporation's      Under the DGCL, a contract or other transaction
CONSENT                    articles of incorporation, the FBCA generally        between a Delaware corporation and any of its
                           provides that action of stockholders may be taken    directors or any entity in which one of its
                           without a meeting if signed written consents are     directors or officers holds a position of office or
                           obtained by the holders of not less than a minimum   a financial interest will not be void because of
                           number of votes that would be necessary to           such relationship or interest, because that director
                           authorize or take such action at a meeting at        was present at the meeting of directors at which the
                           which all shares entitled to

                           vote thereon were present and voted. Our articles    transaction was authorized or because the interested
                           do not provide otherwise.                            directors vote was counted in connection with the
                                                                                authorization if:

                                                                                -   the material facts relating to the relationship
                                                                                    and contract or transaction are disclosed or
                                                                                    known to the board and the board authorizes the
                                                                                    transaction by a sufficient number of votes of
                                                                                    disinterested directors, even if the
                                                                                    disinterested directors are less than a quorum;

                                                                                -   the material facts relating to the relationship
                                                                                    and contract or transaction are disclosed or
                                                                                    known to the stockholders, and the contract or
                                                                                    transaction is specifically approved in good
                                                                                    faith by a stockholder vote; or

                                                                                -   the contract or transaction is fair to the
                                                                                    corporation.

CERTIFICATE OF             The FBCA generally requires approval by a majority   The DGCL provides that the certificate of
INCORPORATION              of directors and by holders of a majority of the     incorporation of a Delaware corporation may be
AMENDMENT OF ARTICLES      shares entitled to vote on any amendment to a        amended upon adoption by the board of directors of
OF INCORPORATION AND       Florida corporation's articles of incorporation.     a resolution setting forth the proposed amendment
                           In addition, the amendment must be approved by a     and declaring its advisability, followed by the
                           majority of the votes entitled to be cast on the     affirmative vote of a majority of the outstanding
                           amendment by any class or series of shares with      shares entitled to vote. It also provides that a
                           respect to which the amendment would create          certificate of incorporation may provide for a
                           dissenters' rights. The board of directors must      greater or lesser vote than would otherwise be
                           recommend the amendment to the stockholders,         required by the DGCL. Nexvu Delaware's certificate
                           unless the board of directors determines that        of incorporation does not so provide.
                           because of conflict of interest or other special
                           circumstances it should make no recommendation and
                           communicates the basis for its determination to
                           the stockholders with the amendment.

AMENDMENT OF BY-LAWS       Our by-laws state that the power to amend or         Under the DGCL, stockholders have the authority to
                           repeal the by-laws is vested in our stockholders.    make, alter, amend or repeal the by-laws of a
                                                                                corporation and this power may be delegated to the
                                                                                board of directors in the certificate of

                                                                                incorporation. Nexvu Delaware's by-laws provide
                                                                                that the directors may amend the certificate of
                                                                                incorporation, but this power does not alter the
                                                                                power of the stockholders to also amend the
                                                                                by-laws.

STOCKHOLDER ACTION         A majority of the shares entitled to vote,           When a quorum is present, the vote of the holders
                           represented in person or by proxy shall constitute   of a majority of each class of the shares of stock
                           a quorum of a meeting of stockholders. Generally,    having voting power present in person or
                           and except for specified fundamental actions, the    represented by proxy shall decide any question
                           affirmative vote of a majority of the shares         brought before such meeting, unless the question is
                           represented at the meeting and entitled to vote on   one upon which, by express provision of the DGCL or
                           the subject matter thereof constitutes the act of    of the certificate of incorporation, a different
                           the stockholders.                                    vote is required, in which case such express
                                                                                provision shall govern and control the decision of
                                                                                such question.

CONSIDERATION FOR          Shares may be issued for consideration consisting    Shares with par value may be issued for
ISSUANCE OF SHARES         of any tangible or intangible property or benefit    consideration in a form determined by the board of
                           to the corporation, including cash, promissory       directors.
                           notes, services performed, promises to perform
                           services evidenced by a written contract, or other   In the absence of "actual fraud," in the
                           securities of the corporation.                       transaction, the judgment of the board as to the
                                                                                value of the consideration is conclusive.
                           Before the corporation issues shares, the board of
                           directors must determine that the consideration      No provisions restrict the ability of the board to
                           received or to be received for shares to be issued   authorize the issuance of stock for a promissory
                           is adequate and the board's determination is         note of any type, including an unsecured or
                           conclusive to the extent relevant in determining     nonrecourse note or a note secured only by the
                           whether the shares are validly issued, fully paid,   shares.
                           and non-assessable.
                                                                                Shares with par value cannot be issued for
                                                                                consideration with a value that is less than the
                                                                                par value. Shares without par value can be issued
                                                                                for any consideration determined to be valid by the
                                                                                board.

LOANS TO DIRECTORS         Any Florida corporation may lend money to,           Any Delaware corporation may lend money to,
                           guarantee any obligation of, or otherwise assist     guarantee any obligation of, or otherwise assist
                           any officer, director, or employee of the            any officer, director, or employee of the
                           corporation or of a subsidiary, whenever, in the     corporation or of a subsidiary, if, in the judgment
                           judgment of the board of                             of the

                           directors, the loan, guaranty, or assistance may     board of directors, the loan, guaranty, or
                           reasonably be expected to benefit the corporation.   assistance may reasonably be expected to benefit
                           The loan, guaranty, or other assistance may be       the corporation. The loan, guaranty, or other
                           with or without interest and may be unsecured or     assistance may be with or without interest and may
                           secured in such manner as the board of directors     be unsecured or secured in such manner as the board
                           shall approve, including, without limitation, a      of directors shall approve, including, without
                           pledge of shares of stock of the corporation.        limitation, a pledge of shares of stock of the
                           These loans, guarantees and other types of           corporation..
                           assistance are subject to the provisions outlined
                           in "Interested Director" above.

SPECIAL MEETINGS           Under our by-laws, special meetings of               The DGCL provides that special meetings of the
                           stockholders may be called by the Chairman of the    stockholders of a corporation may be called by the
                           Board, the President, the Board of Directors, or     corporation's board of directors or by such other
                           by holders of at least 10% of our outstanding        persons as may be authorized in the corporation's
                           shares, for the purpose stated in the notice that    certificate of incorporation or by-laws. Nexvu
                           the meeting is called.                               Delaware's by-laws provide that holders of at least
                                                                                10% of the company's outstanding shares may call a
                                                                                meeting for a purpose stated in the notice that the
                                                                                meeting is called.

STANDARD OF CONDUCT FOR    Under the FBCA, directors also have a fiduciary      Under the DGCL, the standards of conduct for
DIRECTORS                  relationship to their corporation and its            directors have developed through written opinions
                           stockholders and, as such, are required to           of the Delaware courts. Generally, directors of
                           discharge their duties as a director in good faith   Delaware corporations are subject to a duty of
                           with the care an ordinarily prudent person in a      loyalty and a duty of care. The duty of loyalty has
                           like position would exercise under similar           been said to require directors to refrain from
                           circumstances and in a manner they reasonably        self-dealing and the duty of care requires
                           believe to be in the best interests of the           directors managing the corporate affairs to use
                           corporation. In discharging his or her duties, a     that amount of care which ordinarily careful and
                           director may consider such factors as the director   prudent persons would use in similar circumstances.
                           deems relevant, including the long-term prospects    In general, gross negligence has been established
                           and interests of the corporation and its             as the test for breach of the standard for the duty
                           stockholders, and the social, economic, legal, or    of care in the process of decision-making by
                           other effects of any action on the employees,        directors of Delaware corporations. When directors
                           suppliers, customers of the corporation or its       act consistently with their duties of loyalty and
                           subsidiaries, the communities and society in which   care, their decisions generally are presumed to be
                           the corporation or its subsidiaries operate, and     valid under the business judgment rule.
                           the economy of the state and the nation.

INDEMNIFICATION OF         The FBCA permits a corporation to indemnify          The DGCL generally permits indemnification of a
DIRECTORS AND OFFICERS     officers, directors, employees and agents against    person who acted in good faith and in a manner that
                           liability for actions taken                          he

                           in good faith and in a manner they reasonably        reasonably believed to be in or not opposed to the
                           believed to be in, or not opposed to, the best       best interests of the corporation. Nexvu Delaware's
                           interests of the corporation, and with respect to    by-laws do not depart from this standard. In
                           any criminal action, which they had no reasonable    general, the indemnification provided for by the
                           cause to believe was unlawful. The FBCA provides     DGCL is not deemed to be exclusive of any
                           that a corporation may advance reasonable expenses   non-statutory indemnification rights provided to
                           of defense to a director or officer upon receipt     directors, officers and employees under any by-law,
                           of an undertaking to reimburse the corporation if    agreement or vote of stockholders or disinterested
                           indemnification is ultimately determined not to be   directors.
                           appropriate, and to other employees and agents
                           upon such terms and conditions as the board deems
                           appropriate. The corporation must reimburse a
                           successful defendant for expenses, including
                           attorneys' fees, actually and reasonably incurred.

LIMITATION OF LIABILITY    The FBCA provides that a director is not             The DGCL permits a corporation to include in its
                           personally liable for monetary damages to the        certificate of incorporation a provision
                           corporation or any other person for any action or    eliminating or limiting the personal liability of a
                           failure to act regarding corporate management or     director to the corporation or its stockholders for
                           policy unless the director breached or failed to     monetary damages for beach of fiduciary duty as a
                           perform his duties as a director and such breach     director, except that such provision may not limit
                           or failure constitutes (a) a violation of criminal   the liability of a director for (a) any breach of
                           law, unless the director had reasonable cause to     the director's duty of loyalty to the corporation
                           believe his conduct was lawful or had no             or its stockholders, (b) acts or omissions not in
                           reasonable cause to believe his conduct was          good faith or which involve intentional misconduct
                           unlawful, (b) a transaction from which the           or a knowing violation of law, (c) liability under
                           director derived an improper personal benefit, (c)   the DGCL for unlawful payment of dividends or stock
                           a circumstance for which a director is liable for    purchases or redemptions, or (d) any transaction
                           an unlawful distribution, (d) in a derivative        from which the director derived an improper
                           action or an action by a stockholder, constitutes    personal benefit. Nexvu Delaware's Certificate
                           conscious disregard for the best interests of the    contains a provision limiting the liability of its
                           corporation or willful misconduct or (e) in a        directors in this manner.
                           proceeding other than a derivative action or an
                           action by a stockholder, constitutes recklessness
                           or an act or omission which was committed in bad
                           faith, with malicious purpose or in a manner
                           exhibiting wanton and willful disregard of human
                           rights, safety or property.

DIVIDENDS                  The FBCA permits a corporation's board of            The DGCL permits a corporation to declare and pay
                           directors to make distributions to its               dividends out of surplus or, if there is no
                           stockholders unless, after giving effect to such     surplus, out of net profits for the fiscal year in
                           distribution, the corporation would be unable to     which the dividend is declared and/or for the
                           pay its debts as they become due in the usual        preceding fiscal year as long as the amount of
                           course of business, or would be left with total      capital of the corporation
                           assets that are less than the

                           sum of its total liabilities plus its obligations    following the declaration and payment of the
                           upon dissolution to satisfy preferred stockholders   dividend is not less than the aggregate amount of
                           whose preferential rights are superior to those      the capital represented by the issued and
                           receiving the distribution. Under the FBCA, a        outstanding stock of all classes having a
                           corporation's redemption of its own common stock     preference upon the distribution of assets. In
                           is deemed a distribution.                            addition, the DGCL generally provides that a
                                                                                corporation may redeem or repurchase its shares
                                                                                only if the capital of the corporation is not
                                                                                impaired and such redemption or repurchase would
                                                                                not impair the capital of the corporation.

VOTE ON CERTAIN            Under the FBCA, and subject to the exceptions        The DGCL generally provides that, unless otherwise
FUNDAMENTAL ISSUES         discussed below, the approval of a merger,           specified in a corporation's certificate of
                           dissolution or sale of all or substantially all of   incorporation or unless the provisions of the DGCL
                           a corporation's assets other than in the regular     relating to business combinations are applicable,
                           course of business generally requires the            a sale or other disposition of all or
                           recommendation of the corporation's board of         substantially all of the corporation's assets, a
                           directors and an affirmative vote of holders of a    merger or consolidation of the corporation with
                           majority of the corporation's outstanding shares.    another corporation or a dissolution of the
                           Unless required by the articles of incorporation,    corporation requires the affirmative vote of the
                           however, the vote of the stockholders of a           board of directors plus the affirmative vote of a
                           corporation surviving a merger is not required if:   majority of the outstanding stock entitled to vote
                                                                                thereon. However, under the DGCL, unless required
                           -   the articles of incorporation of the surviving   by its certificate of incorporation, no vote of
                               corporation will not substantially differ from   the stockholders of a constituent corporation
                               its articles of incorporation before the         surviving a merger is necessary to authorize such
                               merger; and                                      merger if:

                           -   each stockholder of the surviving corporation    -   the agreement of merger does not amend the
                               immediately prior to the effective date will         certificate of incorporation of any
                               hold the same number of shares, with identical       constituent corporation;
                               designations, preferences, limitations and
                               relative rights immediately after the merger;    -   each share of stock of such constituent
                               and                                                  corporation outstanding before the merger is
                                                                                    to be an identical outstanding or treasury
                           This transaction does qualify for the above              share of the surviving corporation after such
                           exception, and therefore adoption by the board of        merger;
                           directors and approval by a majority vote of the
                           stockholders is required.                            -   either no shares of common stock of the
                                                                                    surviving corporation and no shares,
                                                                                    securities or obligations convertible into
                                                                                    such common stock are to be issued under such

                                                                                    agreement of merger, or the number of shares
                                                                                    of common stock issued or so issuable does not
                                                                                    exceed 20% of the number of shares of stock
                                                                                    outstanding immediately prior to such merger;
                                                                                    and other specified conditions are satisfied.

                                                                                In addition, the DGCL provides that a parent
                                                                                corporation that is the record holder of at least
                                                                                90% of the outstanding shares of each class of
                                                                                stock of a subsidiary may merge the subsidiary
                                                                                into the parent corporation without the approval
                                                                                of such subsidiary's stockholders or board of
                                                                                directors. Neither Nexvu Delaware's certificate of
                                                                                incorporation nor its by-laws alter this
                                                                                stockholder approval requirement.

BUSINESS COMBINATION       Section 607.0901 of the FBCA, informally known as    Section 203 of the DGCL limits specified business
RESTRICTIONS               the "fair price statute," provides that the          combinations of Delaware corporations with
                           approval of the holders of two-thirds of the         interested stockholders. Under the DGCL, an
                           voting shares of a corporation, other than the       "interested stockholder," defined as a stockholder
                           shares beneficially owned by an "interested          whose beneficial ownership in the corporation is
                           shareholder," as defined below, would be required    at least 15% of the outstanding voting securities,
                           to effectuate specified transactions, including a    cannot enter specified business combinations with
                           merger, consolidation, specified sales of assets,    the corporation for a period of three years
                           specified sales of shares, liquidation or            following the time that such stockholder became an
                           dissolution of the corporation and                   interested stockholder unless:
                           reclassification of securities involving a Florida
                           corporation and an interested shareholder,           -   before such time, the corporation's board of
                           referred to as an "affiliated transaction." An           directors approved either the business
                           "interested shareholder" is defined as the               combination or the transaction in which the
                           beneficial owner of more than 10% of the                 stockholder became an interested stockholder;
                           outstanding voting shares of the corporation. The
                           above special voting requirement is in addition to   -   upon consummation of the transaction in which
                           the vote required by any other provision of the          any person becomes an interested stockholder,
                           FBCA or by a corporation's articles of                   the interested stockholder owned at least 85%
                           incorporation.                                           of the voting stock of the corporation
                                                                                    outstanding at the time the transaction
                           The special voting requirement does not apply if         commenced, excluding shares owned by specified
                           any of the following circumstances:                      employee stock ownership plans and persons who
                                                                                    are both directors and officers of the
                           -   the affiliated transaction is approved by a
                               majority of the corporation's disinterested
                               directors;

                           -   the corporation has not had more than

                               300 stockholders of record at any time during        corporation; or
                               the three years preceding the announcement of
                               the affiliated transaction;                      -   at or subsequent to such time, the business
                                                                                    combination is both approved by the board of
                           -   the interested shareholder has beneficially          directors and authorized at an annual or
                               owned at least 80% of the corporation's voting       special meeting of stockholder, not by written
                               stock for five years preceding the date on           consent, by the affirmative vote of at least
                               which the affiliated transaction is first            two-thirds of the outstanding voting stock not
                               publicly announced or communicated generally         owned by the interested stockholder.
                               to the corporation's stockholders;
                                                                                A corporation may elect in certificate of
                           -   the interested shareholder beneficially owns     incorporation, not to be governed by Section 203
                               at least 90% of the corporation's voting         of the DGCL. The certificate of incorporation of
                               shares, excluding shares acquired in             Nexvu Delaware has a provision stating that the
                               transactions not approved by a majority of       corporation will not be governed by Section 203
                               disinterested directors;

                           - the corporation is an investment company registered under the Investment Company Act of 1940; or

                           - in the affiliated transaction, consideration is to be paid to the holders of each class or series of voting shares and all of the following conditions are met:

                               -   the cash and fair value of other
                                   consideration to be paid per share to all holders of voting shares equals the highest per share price paid by the interested shareholder, or specified alternative benchmarks, if higher;

                               -   the consideration to be paid in the
                                   affiliated transaction is in cash or in
                                   the same form as previously paid by the
                                   interested shareholder or if multiple
                                   forms, then in cash or the form used to
                                   acquire the largest number of shares;

                               -   during the portion of the

                                   three years preceding the announcement of the affiliated transaction that the interested shareholder has been an interested shareholder, except as approved by a majority of the disinterested directors, there has been no failure to declare and pay at the regular date any full periodic dividends, no decrease in dividends, and no increase in the voting shares owned by the interested shareholder;

                               -   during this portion of the three-year
                                   period, except as approved by a majority of the disinterested directors, there has been no benefit to the interested shareholder in the form of loans, guaranties or other financial assistance or tax advantages provided by the corporation; and

                               -   unless approved by a majority of the
                                   disinterested directors, a proxy or
                                   information statement describing the
                                   affiliated transaction shall have been
                                   mailed to holders of voting shares at
                                   least 25 days before consummation of the affiliated transaction.

                           Section 607.0902 of the FBCA, informally known as the "control-share acquisition statute," provides that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting power with respect to, issued and outstanding
                           "control shares," as defined below, is a "control-share acquisition." "Control shares" are shares that, but for this section of the FBCA, would have voting power with respect to the shares of a Florida corporation that, when added to all other shares owned by such person, would entitle that person to exercise or direct the exercise of the voting power of the corporation in the election of directors within any of the following ranges of voting power:

                           - one-fifth or more but less than one-third of all voting power;

                           - one-third or more but less than a majority of all voting power; or

                           -   a majority or more of all voting power.

                           A control-share acquisition must be approved by a majority of each class of outstanding voting securities of such corporation, excluding the shares held or controlled by the person seeking approval, before the control shares may be voted.
                           A special meeting of stockholders must be held by the corporation to approve a control-share acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. The acquisition of shares of the corporation does not constitute a control-share acquisition if, among other circumstances, the acquisition has been approved by the board of directors of a public corporation before the acquisition or a merger is effected in compliance with the applicable provisions of the FBCA, if the corporation is a party to the agreement of merger.

CUMULATIVE VOTING          Under the FBCA, stockholders do not have a right     The DGCL provides that the certificate of
                           to cumulate their votes for directors unless the     incorporation of any corporation may grant
                           articles of incorporation so provide. Our articles   stockholders the right to cumulate their votes.
                           of incorporation do not provide for cumulative       Nexvu Delaware's certificate does not grant to
                           voting. The FBCA                                     stockholders

                           provides that directors are elected by a plurality   the right to cumulate votes in the election of
                           of votes cast by the shares entitled to vote in      directors. The DGCL provides that directors are
                           the election at a meeting at which a quorum is       elected by a plurality of votes cast by the shares
                           present.                                             entitled to vote in the election at a meeting at
                                                                                which a quorum is present.

DISSENTERS' RIGHTS OF      Under the FBCA, any stockholder of a corporation     Under the DGCL, appraisal rights may be available
APPRAISAL                  has the right to dissent from, and obtain fair       in connection with a statutory merger or
                           value of his or her shares in the event of, a        consolidation in specified situations. Appraisal
                           number of corporate actions including but not        rights are not available under the DGCL when a
                           limited to: (i) a plan of merger to which the        corporation is to be the surviving corporation and
                           corporation is a party if the stockholder is         no vote of its stockholders is required to approve
                           entitled to vote on the merger, or if the            the merger or consolidation. In addition, no
                           stockholder is a stockholder of a subsidiary that    appraisal rights are available to holders of
                           is merged with its parent; (ii) consummation of a    shares of any class of stock which is either: (i)
                           plan of share exchange to which the corporation is   listed on a national securities exchange or
                           a party as the corporation the shares of which       included on the Nasdaq, or; (ii) held of record by
                           will be acquired, if the stockholder is entitled     more than 2,000 stockholders, unless the
                           to vote on the plan; (iii) consummation of a sale    stockholders are required by the terms of the
                           or exchange of all, or substantially all, of the     merger or consolidation to accept anything other
                           property of the corporation, other than in the       than: (A) shares of the surviving corporation; (B)
                           usual and regular course of business, if the         shares of stock that are listed on a national
                           stockholder is entitled to vote on the sale or       securities exchange or included on Nasdaq or held
                           exchange; (iv) any corporate action taken, to the    of record by more than 2,000 stockholders; (C)
                           extent the articles of incorporation provide that    cash in lieu of fractional shares, or (D) any
                           a voting or nonvoting stockholder is entitled to     combination of the above.
                           dissent and obtain payment for his or her shares;
                           and (v) with regard to shares issued before          Stockholders who perfect their appraisal rights
                           October 1, 2003, any amendment to the                are entitled to receive cash from the corporation
                           corporation's articles of incorporation that         equal to the value of their shares as established
                           affect the shareholder's rights in a manner          by judicial appraisal. Corporations may enlarge
                           described in the statute. Unless the articles of     these statutory rights by including in their
                           incorporation of a corporation otherwise provide,    certificate of incorporation a provision allowing
                           dissenters' rights will not be available to the      the appraisal rights in any merger or
                           holders of any shares of any class or series         consolidation in which the corporation
                           which, on the applicable record date, were either    participates. Nexvu Delaware's Certificate does
                           registered on a national securities exchange or      not contain a provision enlarging such appraisal
                           included on Nasdaq or held of record by not fewer    rights.
                           than 2,000 stockholders if the shares had a market
                           value of at least $10 million. Neither our
                           articles of incorporation nor our by-laws contain
                           any provisions granting additional appraisal
                           rights.

ACCOUNTING TREATMENT

      The reincorporation merger would be accounted for as a reverse merger under which, for accounting purposes, we would be considered the acquiror and the surviving corporation would be treated as the successor to our historical operations. Accordingly, the historical financial statements of Nexvu Technologies, LLC, which became our subsidiary as the result of a merger in January 2004 and which is considered our predecessor for accounting purposes, as of and for all periods through the date of this proxy statement, would be treated as the financial statements of the surviving corporation.

APPRAISAL RIGHTS


      Stockholders complying with Sections 607.1301, 607.1302, 607.1303, 607.1320, 607.1321, 607.1323, 607.1324 and 607.1326 of the Florida Business
Corporation Act, which we will refer to as the "Florida statute" in this section are entitled to appraisal rights in connection with the reincorporation merger. Copies of these provisions of the Florida statute are attached hereto as Exhibit G.


      Section 607.1302 of the Florida statute provides that a stockholder is entitled to appraisal rights and to obtain payment of the fair value of that stockholder's shares in the event of, among other things, consummation of a merger to which the stockholder is entitled to vote.

      Under Section 607.1321 of the Florida statute, if a stockholder wishes to assert appraisal rights in connection with the Merger, he or she must deliver to us, within 20 days after receiving notice from us that they may be entitled to such rights, written notice of the stockholder's intent to demand payment if the merger is completed.

      If the merger becomes effective, we must deliver a written appraisal notice and form, together with financial statements, to all stockholders who satisfied the requirements of Section 607.1321 of the Florida statute, specifying the date the corporate action became effective. The form must state, among other things:

      -     where the form must be sent;

      - where certificates must be deposited and the date by which those certificates must be deposited;

      -     a date by which we must receive the completed form;

      - an estimate of the fair value of the shares and an offer to pay each stockholder who is entitled to appraisal rights the fair value.

      A stockholder who wishes to exercise appraisal rights must return the form by the date specified in the notice. Alternatively, a stockholder who is dissatisfied with our offer of estimated fair value as set forth in the notice must notify us of his or her estimate of the fair value of shares by the due date for the form and demand payment of that estimate plus interest. Failure to return the form and, if applicable, share certificates, or notify us of his or her estimate of fair value by the due date will cause the stockholder to waive the right to demand payment.

      A stockholder may withdraw its exercise of appraisal rights by notifying us, in writing, by the date designated in the appraisal notice. A stockholder who fails to withdraw in this manner may not thereafter withdraw without our written consent. If the stockholder accepts our offer for payment of the estimated fair value for the shares, payment will be made within 90 days after our receipt of the form.

      The costs and expenses of any dissent proceeding will be determined by the court and will ordinarily be assessed against us, but costs and expenses may be assessed against all or some of the dissenting stockholders, in such amounts as the court deems equitable, to the extent the court finds such dissenting stockholders acted "arbitrarily, vexatiously or not in good faith" in demanding payment after receiving an offer of payment from us. The court may also assess the reasonable fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

      - against us and in favor of any or all dissenting stockholders if the court finds that we did not substantially comply with the relevant requirements of Florida law; or

      - against us or a dissenting stockholder, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted "arbitrarily, vexatiously or not in good faith" with respect to the rights provided by the Florida law.

      - If the court finds that the services of counsel for any dissenting stockholder were of substantial benefit to the other dissenting stockholders similarly situated, and that the fees for the services should not be assessed against us, the court may award such counsel reasonable fees to be paid out of the amounts awarded to dissenting stockholders who were benefited.

      The above is only a summary of Florida's dissenters' rights provisions, and is qualified in its entirety by reference to the provisions thereof, the text of which is set forth as Exhibit G to this proxy statement. We urge each stockholder to carefully read the full text of the provisions of Florida law governing dissenters' rights.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF REINCORPORATION

      We intend the reincorporation to be a tax-free reorganization under the Internal Revenue Code. Assuming the reincorporation qualifies as a reorganization, the holders of our common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the reincorporation, and neither will Capital Growth Systems, Inc. or Nexvu Business Solutions, Inc. Each holder will have the same basis in our common stock received as a result of the reincorporation as that holder has in the corresponding Capital Growth Systems, Inc. common stock held at the time the reincorporation occurs.

      We have discussed solely U.S. federal income tax consequences and have done so only for general information. We did not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. We did not address the tax consequences under state, local or foreign laws.

      We based our discussion on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. We have neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences we discussed above.

      You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

EFFECTIVE TIME

      If approved by the requisite vote of the holders of shares of our common stock, it is anticipated that the reincorporation merger, and consequently the reincorporation, will become effective as soon as practicable after the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO CHANGE OUR STATE OF INCORPORATION FROM FLORIDA TO DELAWARE.

                             INFORMATION ON AUDITORS

      Russell & Atkins, PLC were our auditors for the transition period ended December 31, 2003 and the fiscal year ended May 31, 2003. We do not expect a representative of Russell & Atkins, PLC to be present at our annual meeting.

      We have not yet selected independent auditors for the year ended December 31, 2004, because the audits of our financial statements for the transition period ended December 31, 2003 and the fiscal year ended May 31, 2003, and for Nexvu Technologies, LLC, our predecessor for accounting purposes, have only recently been completed. Our audit committee intends to make a recommendation to our board regarding our independent auditors for 2004 in the near future.

AUDIT FEES

      For their audit of our annual financial statements and for their review of the financial statements to our Quarterly Reports on Form 10-Q, Russell & Atkins, PLC billed us a total of $6,250 for the transition period ended December 31, 2003, $5,750 for the fiscal year ended May 31, 2003 and $4,500 for the fiscal year ended May 31, 2002.

      In addition, Russell & Atkins, PLC also billed us in connection with the audits of the financial statements of Nexvu Technologies, LLC, which became our subsidiary as the result of a merger in January 2004. Russell & Atkins billed us a total of $9,500 for their audit of the financial statements of Nexvu Technologies for the year ended December 31, 2003, and a total of

$8,500 for the audit of the financial statements of Nexvu Technologies for the year ended December 31, 2002.

AUDIT-RELATED FEES

      Russell & Atkins, PLC did not bill us for audit-related fees for the transition period ended December 31, 2003, the fiscal year ended May 31, 2003, or the fiscal year ended May 31, 2002.

TAX FEES

      Russell & Atkins, PLC did not bill us for tax matters for the transition period ended December 31, 2003, the fiscal year ended May 31, 2003 or the fiscal year ended May 31, 2002.

ALL OTHER FEES

      We did not pay any other fees to Russell & Atkins, PLC during the transition period ended December 31, 2003, the fiscal year ended May 31, 2003 or the fiscal year ended May 31, 2002.

PRE-APPROVAL OF AUDIT AND NON-AUDIT FEES

      The Audit Committee has adopted a policy requiring pre-approval by the committee of all services, both audit and non-audit, to be provided to us by our independent auditor. The Audit Committee did not meet during 2003, but intends to follow this policy for 2004 and all future years.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On December 1, 2003, we entered into a Business and Financial Advisory Agreement with Grander, LLC, of which Lee Wiskowski is the sole member. For its services, Grander and its designees have been paid a fee of $765,000 for advising us in connection with the structuring of our acquisition of Nexvu, establishment of commercial and strategic partnerships and joint ventures, development of our marketing plans, financial models, financial strategies and structuring of our private offering.

      On March 31, 2004, we entered into Advisory Services Agreements with each of Lee Wiskowski and Douglas Stukel, both of whom are members of our Board of Directors. Pursuant to the agreements, Mr. Wiskowski and Mr. Stukel will provide financial advisory services in connection with mergers and acquisitions and provide analysis as to strategic alternatives. As consideration for such services, Mr. Stukel and Mr. Wiskowski were each granted a three-year warrant, exercisable at $1.35 per share, to purchase 250,000 shares of our common stock on or before March 31, 2007.

      The warrants have a cashless exercise provision. Each of Mr. Stukel and Mr. Wiskowski has a right of first refusal during the term of his agreement and for a period of six months thereafter to with respect to merger and acquisitions.

                          DATE FOR RECEIPT OF PROPOSALS


      In order for stockholder proposals to be included in the proxy materials for the 2005 meeting of stockholders, any such proposal must be received by us at our executive offices not later than January 28, 2005 and meet all other applicable requirements for inclusion therein. If a stockholder intends to present a proposal at our 2005 Annual Meeting, but has not sought the inclusion of such proposal in our proxy materials, the proposal must be received by us on or before April 13, 2005, or our management proxies for the 2005 Annual
Meeting will be entitled to use their discretionary voting authority if the proposal is then raised at the meeting, without any discussion of the matter in our proxy materials.


             STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Stockholders and other parties interested in communicating directly with the Chairman of the Board or with our directors as a group may do so by writing to Chairman of the Board, Capital Growth Systems, Inc., 1100 Woodfield Road, Schaumburg, Illinois 60173. Stockholder messages will be forwarded directly to the directors specified by the stockholder.

                                 OTHER BUSINESS

      The Board of Directors is not aware of any other matter to come before the meeting. However, if any such matter does come before the meeting which requires the vote of the stockholders, it is the intention of the persons named in the enclosed proxies to vote the shares of common stock represented by the proxies in accordance with the recommendations of our management and their judgment on the matter.

                                           By order of the Board of Directors,

                                          /s/ Rory Herriman
                                          -----------------
                                          Rory Herriman, Secretary


Schaumburg, Illinois
May 28, 2004

                                    EXHIBIT A

                          NOMINATING COMMITTEE CHARTER
                         OF CAPITAL GROWTH SYSTEMS, INC.

The Nominating Committee's responsibilities and powers as delegated by the board of directors are set forth in this charter. The Committee relies to a significant extent on information and advice provided by management and independent advisors. Whenever the Committee takes an action, it exercises its independent judgment on an informed basis that the action is in the best interests of the company and its stockholders.

1.    STATUS

      - The Nominating Committee (the "Committee") is a committee of the board of directors.

2.       PURPOSE

      - As set forth herein, the Committee shall, among other things, discharge the responsibilities of the board of directors relating to the appropriate size, functioning and needs of the board including, but not limited to, recruitment and retention of high quality board members.

3.    MEMBERSHIP

      - The Committee shall consist of at least three members of the board of directors as determined from time to time by the board. Each member shall be "independent" in accordance with the listing standards of the Nasdaq Stock Market, as amended from time to time, and as defined in the Corporation's by-laws, as amended from time to time.

      - The board of directors shall elect the members of this Committee at the first board meeting practicable following the annual meeting of stockholders and may make changes from time to time pursuant to the provisions below. Unless a chair is elected by the board of directors, the members of the Committee shall designate a chair by majority vote of the full Committee membership.

      - A Committee member may resign by delivering his or her written resignation to the chairman of the board of directors, or may be removed by majority vote of the board of directors by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

4.    MEETINGS AND COMMITTEE ACTION

      - The Committee shall meet at least as often as may be required by the Corporation's by-laws, as amended from time to time, and at such times as it deems necessary to fulfill its responsibilities. Meetings of the Committee shall be called by the chairman of the Committee upon such notice as is provided for in the by-laws of the Corporation's with respect to meetings of the board of directors. A majority of the members shall constitute a quorum. Actions of the Committee may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members of the committee. The Committee shall report its minutes from each meeting to the board of directors.

      - The chairman of the Committee shall establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Committee. At each meeting, the chairman shall appoint as secretary a person who may, but need not, be a member of the Committee. A certificate of the secretary of the Committee setting forth the names of the members of the Committee or actions taken by the Committee shall be sufficient evidence at all times as to the persons constituting the Committee, or such actions taken.

5.    DUTIES AND RESPONSIBILITIES

      The Committee's duties and responsibilities include:

      - Developing the criteria and qualifications for membership on the board.

      - Developing programs for the continuing education of all directors and for the orientation of new directors.

      - Creating a format to review each of the directors; conducting the reviews annually in accordance with the format; and distributing the reviews results to all board members for their review and consideration.

      -     Evaluating, on an annual basis, the Committee's performance.

6.    POWERS AND AUTHORITY

Subject to such specific constraints as may be imposed by the board of directors, the board of directors delegates to the Committee all powers and authority that are necessary or appropriate to fulfill its duties and responsibilities hereunder, including but not limited to:

      - Recruiting, reviewing and nominating candidates for election to the board of directors or to fill vacancies on the board of directors.

      - Reviewing candidates proposed by stockholders, and conducting appropriate inquiries into the background and qualifications of any such candidates.

                                    EXHIBIT B

                             AUDIT COMMITTEE CHARTER
                         OF CAPITAL GROWTH SYSTEMS, INC.
ORGANIZATION

      The audit committee shall be composed of board members who are independent of the management of Capital Growth Systems, Inc. (the "Company") and are free of any relationship that would interfere with their exercise of independent judgment as a committee member. Such members of the audit committee shall be able to read and understand fundamental financial statements or will become able to do so in a reasonable period of time after the appointment to the audit committee. At least one member of the audit committee shall have past employment experience in finance or requisite professional certificate in accounting or other comparable experience or background.

      The audit committee shall meet at least two times annually, or more frequently as circumstances required.

STATEMENT OF POLICY

      Senior operating management of the Company, as overseen by the board of directors, is responsible for the Company's internal controls. The audit committee shall assist the Company's board members in fulfilling their responsibility to the stockholders, potential stockholders and investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations and compliance with applicable laws and regulations. In so doing, the audit committee shall be responsible for maintaining open communication among board members, the independent auditors and the management of the Company.

RESPONSIBILITIES

      In carrying out its responsibility, the audit committee will:

      - Review and recommend to the board the independent auditors to be selected to audit the financial statements of the Company. In addition, the committee will review the auditors' fees to determine whether they are appropriate for the services they render.

      - Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be performed.

      - Meet with the independent auditors and management of the Company at the conclusion of the audit to review the results of the audit, including any comments or recommendations of the independent auditors, especially the contents of any auditors' letter to management.

      - Confirm and assure the independence of the independent auditors and review any management consulting services provided by the independent auditors and related fees.

      - Pre-approve all audit and non-audit services to be provided by the independent auditors or their affiliates.

      - Verify that no member of the Company's management has been a member of the independent auditors' audit engagement team within the one year period preceding the commencement of audit procedures by the independent auditors.

      - Require that the Company's independent auditors inform the audit committee of what the independent auditors consider to be critical accounting policies relating to the preparation of the Company's financial statements.

      - Review with the independent auditors and with the financial and accounting personnel the adequacy and effectiveness of the Company's internal controls and elicit any recommendations for improving the internal controls or particular areas where new or more detailed controls or procedures are desirable.

      - Review legal and regulatory matters that may have a material effect on the financial statements.

      - Inquire of management and the independent auditors regarding significant risks or exposures and assess the steps management has taken to minimize such risks and exposures to the Company.

      - Review the financial statements contained in the Form 10-K annual report and the annual report to stockholders with management and the independent auditors.

      - Verify that the Company's auditors have reviewed the Company's financial information prior to filing the Company's Form 10-Q Reports.

      - Inquire of the independent auditors regarding their qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosures. Also inquire of the auditors regarding their reasoning in accepting or questioning management's significant estimates, changes or proposed changes in accounting principles and disclosure practices management employs for new transactions or events.

      - Provide sufficient opportunity at all meetings of the audit committee for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial personnel and the cooperation which the independent auditors received during the course of the audit.

      - Consider whether audit committee members are provided with appropriate background information and training and, when necessary, seek such information and training from management or the independent auditors.

      - Submit the minutes of all meetings of the audit committee to the board.

      - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

      - Review the Company's proxy statement disclosure concerning the report of the audit committee and the independence of the members of the audit committee, include the audit committee charter as an exhibit to the Company's proxy statement at least once every three years, review and reassess the adequacy of the audit committee charter on an annual basis and recommend any changes to the audit committee charter to the board.

      - Review the disclosure made to stockholders related to audit and non-audit services provided by, and fees paid to, the independent auditors.

      - Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

      - When deemed appropriate, obtain advice and assistance from outside legal, accounting and other advisers.

      - Determine that the members of the audit committee satisfy all requirements of the rules of The Nasdaq Stock Market, Inc. ("Nasdaq"), relating to audit committee members, as amended from time to time and as interpreted by the Board in its business judgment, within the time frames established in the rules, regardless of whether such rules would otherwise be applicable to the Committee. The Committee shall establish and maintain practices to provide reasonable assurance of the Company's compliance with the Nasdaq rules relating to audit committee members. The following persons are not considered independent pursuant to NASD Rule 4200(a)(14):

            (A) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

            (B) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

            (C) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, an employee of the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

            (D) a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

            (E) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's Compensation Committee.

      - Establish a policy that is disseminated throughout the Company which provides that any employee of the Company may inform any officer or director of the Company of any complaints concerning, or the occurrence of any activity which the employee believes relates to, misleading accounting, internal accounting or auditing matters.

                                    EXHIBIT C

              ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION OF
                          CAPITAL GROWTH SYSTEMS, INC.


      Pursuant to the provisions of Section 607.1006 of the Florida statutes, CAPITAL GROWTH SYSTEMS, INC., a corporation organized and existing under and by virtue of the Florida Business Corporation Act (the "Corporation"), adopts the following Articles of Amendment to its Articles of Incorporation:

      1. The Articles of Incorporation were filed with the Secretary of State of the State of Florida on September 23, 1999.

      2. The Articles of Incorporation are hereby amended by striking Article I thereof and substituting the following:

                                    ARTICLE I

                                      NAME

      The name of the corporation shall be:

                         NEXVU BUSINESS SOLUTIONS, INC.

      The address of the principal office of this corporation shall be:

                            1100 East Woodfield Road
                           Schaumburg, Illinois 60173

      3. This Amendment was adopted by the Corporation's Shareholders at the Corporation's Annual Meeting of Shareholders held on June 30, 2004. The number of votes cast were sufficient for approval.

      Dated as of the ___th day of May, 2004.

                                        /s/ SCOTT ALLEN
                                        --------------------
                                        SCOTT ALLEN
                                        CHIEF EXECUTIVE OFFICER

                                    EXHIBIT D


                          AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER, dated April 15, 2004 (the "Agreement"), is between Capital Growth Systems, Inc., a Florida corporation ("CGSI"), and Nexvu Business Solutions, Inc. ("Nexvu") and a wholly-owned subsidiary of CGSI. CGSI and Nexvu are sometimes hereinafter collectively referred to as the "Constituent Corporations."

                                    RECITALS

      WHEREAS, CGSI is a corporation organized and existing under the laws of the State of Florida, and, as of the date hereof, has 16,000,454 shares of common stock, par value $0.0001 per share, issued and outstanding ("CGSI Common Stock").

      WHEREAS, Nexvu is a corporation organized and existing under the laws of the State of Delaware, and, as of the date hereof, has 1,000 shares of common stock, par value $0.00001 per share, issued and outstanding ("Nexvu Common Stock"), all of which are held by CGSI.

      WHEREAS, the respective Boards of Directors of CGSI and Nexvu have adopted and approved, as the case may be, this Agreement, which is the plan of merger for purposes of the Florida Business Corporation Act and the agreement of merger for purposes of the Delaware General Corporation Law, and the transactions contemplated by this Agreement, including the Merger (as hereinafter defined).

      WHEREAS, the Board of Directors of CGSI has determined that for the purpose of effecting the reincorporation of CGSI in the State of Delaware, this Agreement and the transactions contemplated by this Agreement, including the Merger, are advisable and in the best interests of CGSI and its shareholders, and the Board of Directors of Nexvu has determined that this Agreement and the transactions contemplated by this Agreement, including the Merger, are advisable and in the best interests of Nexvu and its sole stockholder.

      WHEREAS, the respective Boards of Directors of CGSI and Nexvu have determined to recommend this Agreement and the Merger to their respective shareholders and stockholder, as the case may be.

      NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, CGSI and Nexvu hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    ARTICLE I
                                   THE MERGER

      1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Florida Business Corporation Act, CGSI shall be merged with and into Nexvu (the "Merger"), whereupon the separate existence of CGSI shall cease and Nexvu shall be, and is hereinafter sometimes referred to as, the "Surviving Corporation."

      1.2 Filing and Effectiveness. The Merger shall become effective, upon the filing of (i) the certificate of merger with the Secretary of State of the State of Delaware and (ii) the articles of merger with the Secretary of State of the State of Florida, unless another date and time is set forth in the certificate of merger and the articles of merger. The date and time when the Merger shall become effective is referred to herein as the "Effective Date of the Merger."

      1.3 Effect of the Merger. On the Effective Date of the Merger, the separate existence of CGSI shall cease, and the Merger shall have the effects set forth in the applicable provisions of the Delaware General Corporation Law and the Florida Business Corporation Act.

                                   ARTICLE II
                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

      2.1 Certificate of Incorporation. The Certificate of Incorporation of Nexvu in effect immediately prior to the Effective Date of the Merger shall be, as of the Effective Date of the Merger, the certificate of incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

      2.2 By-laws. The By-laws of Nexvu in effect immediately prior to the Effective Date of the Merger shall be, as of the Effective Date of the Merger, the by-laws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

      2.3 Directors and Officers. The directors and officers of the Surviving Corporation as of the Effective Date of the Merger shall be the same as the directors and officers of CGSI immediately prior to the Effective Date of the Merger.

                                   ARTICLE III
                         MANNER OF CONVERSION OF SHARES

      3.1 CGSI Common Stock. Upon the Effective Date of the Merger, each share of CGSI Common Stock (excluding shares held by shareholders who perfect their dissenters' rights of appraisal as provided in Section 3.2 of this Agreement) that is issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into the right to receive one fully paid and nonassessable share of Nexvu Common Stock (the "Merger Consideration"). As of the Effective Date of the Merger, all shares of CGSI Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist and each certificate that previously represented such shares of CGSI Common Stock shall thereafter represent the Merger Consideration for all such shares.

      3.2 Dissenting Shareholders. Any holder of shares of CGSI Common Stock who perfects his or her dissenters' rights of appraisal in accordance with and as contemplated by Section 607.1302 of the Florida Business Corporation Act shall be entitled to receive the value of such shares in cash as determined pursuant to Sections 607.1320 through 607.1333 of the Florida Business Corporation Act; provided, however, that no such payment shall be made to any dissenting shareholder unless and until such dissenting shareholder has complied with the applicable provisions of the Florida Business Corporation Act, and surrendered to the Surviving Corporation the certificate or certificates representing the shares for which payment is being made. In the event that after the Effective Date of the Merger a dissenting shareholder of CGSI fails to perfect, or effectively withdraws or loses, his or her right to appraisal and of payment for his or her shares, such dissenting shareholder shall be entitled to receive the Merger Consideration in accordance with Section 3.1 upon surrender of the certificate or certificates representing the shares of CGSI Common Stock held by such shareholder.

      3.3 CGSI Options, Stock Purchase Rights and Other Equity-Based Awards. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue any and all stock option, stock incentive and other equity-based award plans heretofore adopted by CGSI (individually, an "Equity Plan" and, collectively, the "Equity Plans"), and shall reserve for issuance under each Equity Plan a number of shares of Nexvu Common Stock equal to the number of shares of CGSI Common Stock so reserved immediately prior to the Effective Date of the Merger. Each unexercised option or other right to purchase CGSI Common Stock granted under and by virtue of any such Equity Plan which is outstanding immediately prior to the Effective Date of the Merger shall, upon the Effective Date of the Merger, become an option or right to purchase Nexvu Common Stock on the basis of one share of Nexvu Common Stock for each share of CGSI Common Stock issuable pursuant to any such option or stock purchase right, and otherwise on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such CGSI option or stock purchase right. Upon the Effective Date of the Merger, each warrant to purchase CGSI Common Stock which is outstanding immediately prior to the Effective Date of the Merger shall, upon the Effective Date of the Merger, become a warrant to purchase Nexvu Common Stock on the basis of one share of Nexvu Common Stock for each share of CGSI Common Stock issuable immediately prior to the Effective Date of the Merger pursuant to any such warrant, and otherwise on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such CGSI warrant immediately prior to the Effective Date of the Merger. Each other equity-based award relating to CGSI Common Stock granted or awarded under any of the Equity Plans which is outstanding immediately prior to the Effective Date of the Merger shall, upon the Effective Date of the Merger, become an award relating to Nexvu Common Stock on the basis of one share of Nexvu Common Stock for each share of CGSI Common Stock to which such award relates and otherwise on the same terms and conditions applicable to such award immediately prior to the Effective Date of the Merger.

      3.4 Nexvu Common Stock. Upon the Effective Date of the Merger, each share of Nexvu Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be cancelled without compensation therefor and returned to the status of authorized but unissued shares.

      3.5   Exchange of Certificates.

            (a) After the Effective Date of the Merger, each holder of an outstanding certificate representing CGSI Common Stock (excluding holders of certificates who perfect their dissenters' rights of appraisal as provided in Section 3.2 of this Agreement) may, at such holder's option, surrender the same for cancellation to such entity as the Surviving Corporation so designates as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the Merger Consideration. Until so surrendered, each outstanding certificate theretofore representing CGSI Common Stock shall be deemed for all purposes to represent the Merger Consideration and the associated Rights.

            (b) The registered owners of CGSI Common Stock on the books and records of CGSI immediately prior to the Effective Date of the Merger (excluding registered owners who perfect their dissenters' rights of appraisal as provided in Section 3.2 of this Agreement) shall be the registered owners of Nexvu Common Stock on the books and records of Nexvu immediately after the Effective Time of the Merger, and the holders of shares of CGSI Common Stock, until such certificates shall have been surrendered for transfer or conversion or otherwise accounted for by the Surviving Corporation, shall be entitled to exercise any voting and other rights with respect to, and receive dividends and other distributions upon, the shares of Nexvu Common Stock that the holders of CGSI Common Stock would be entitled to receive pursuant to the Merger.

            (c) Each certificate representing Nexvu Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transfer that appeared on the certificates representing CGSI Common Stock so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

            (d)   If any certificate representing shares of Nexvu Common
      Stock is to be issued in a name other than the name in which the certificate surrendered in exchange therefor is registered, the following conditions must be satisfied before the issuance thereof: (i) the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer; (ii) such transfer shall otherwise be proper; and (iii) the person requesting such transfer shall pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than the name of the registered holder of the certificate surrendered or shall establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                   ARTICLE IV
                               GENERAL PROVISIONS

      4.1 Covenants of CGSI. CGSI covenants and agrees that it will on or before the Effective Date of the Merger take all such other actions as may be required by the Delaware General Corporation Law and the Florida Business Corporation Act to effect the Merger.

      4.2 Covenants of Nexvu. Nexvu covenants and agrees that it will on or before the Effective Date of the Merger:

            (a) take such action as may be required to qualify to do business as a foreign corporation in the states in which CGSI is qualified to do business immediately before the Effective Date of the Merger and in connection therewith irrevocably appoint an agent for service of process as required under the applicable provisions of the relevant state laws;

            (b) take all such other actions as may be required by the Delaware General Corporation Law and the Florida Business Corporation Act to effect the Merger.

      4.3 Conditions to the Obligations of the Constituent Corporations to Effect the Merger. The respective obligation of each Constituent Corporation to effect the Merger shall be subject to the satisfaction at or prior to the Effective Date of the Merger of the following conditions:

            (a) The Agreement shall have been approved by a majority of the outstanding shares of CGSI Common Stock entitled to vote on the Agreement, and the Agreement shall have been adopted by the affirmative vote of a majority of the outstanding shares of Nexvu Common Stock entitled to vote on the Agreement.

            (b) No statute, rule, regulation, executive order, decree, ruling, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction which prohibits, restrains, enjoins or restricts the consummation of the Merger; provided, however that the Constituent Corporations shall use their reasonable best efforts to cause any such decree, ruling, injunction or other order to be vacated or lifted.

            (c) Holders of shares of CGSI Common Stock holding no more than ten percent (10%) of the outstanding CGSI Common Stock shall continue to have a right to exercise appraisal, dissenters' or similar rights under applicable law with respect to their CGSI Common Stock by virtue of the merger.

      4.4 Further Assurances. From time to time, as and when required by Nexvu, CGSI shall execute and deliver or shall cause to be executed and delivered such deeds and other instruments, and CGSI shall take or cause to be taken any actions as shall be appropriate or necessary, (a) to vest or perfect in Nexvu or confirm that Nexvu shall have record ownership of or otherwise own the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of CGSI on the Effective Date of the Merger or shortly thereafter and (b) to carry out the purposes of or to effectuate this Agreement by the Effective Date of the Merger or shortly thereafter, unless a specific deadline is established by this Agreement.

      4.5 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of any Constituent Corporation, notwithstanding the approval or adoption, as the case may be, of this Agreement by the shareholders or stockholder, as the case may be, of any or both of the Constituent Corporations.

      4.6 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 9 East Loockerman, Dover, Delaware 19901 and National Registered Agents, Inc. is the registered agent of the Surviving Corporation at such address.

      4.7 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation in Schaumburg, Illinois, and copies thereof will be furnished to any shareholder or stockholder, as the case may be, of either Constituent Corporation, upon request and without cost.

      4.8 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware (without giving effect to principles of conflicts of laws) and, so far as applicable, the merger provisions of the Florida Business Corporation Act.

      4.9 Counterparts. In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, CGSI and Nexvu have caused this Agreement to be executed as of the day and year first above written by their respective duly authorized officers.

CAPITAL GROWTH SYSTEMS, INC.,               NEXVU BUSINESS SOLUTIONS, INC., a
a Florida corporation                       Delaware corporation

           --------------------                        --------------------
BY:        /s/    SCOTT ALLEN               BY:        /s/    SCOTT ALLEN
NAME:      Scott Allen                      NAME:      Scott Allen
TITLE:     Chief Executive Officer          TITLE:     Chief Executive Officer

                                    EXHIBIT E

         CERTIFICATE OF INCORPORATION OF NEXVU BUSINESS SOLUTIONS, INC.



      I.    The name of the Corporation is Nexvu Business Solutions, Inc.

      II. The address of its registered office in the State of Delaware is 9 East Loockerman, in the City of Dover, 19901, County of Kent. The name of its registered agent at such address is National Registered Agents, Inc.

      III. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

      IV. The total number of shares of stock which the Corporation shall have authority to issue are:

50,000,000                  Common Stock, par value $.00001 per share
5,000,000                   Preferred Stock, par value $.00001 per share

      The Preferred Stock may be issued from time to time, in one or more series, and each series shall be known and designated by designations as may be stated and expressed in a resolution or resolutions adopted by the Board of Directors of the Corporation and as shall have been set forth in a certificate, made, executed, acknowledged, filed and recorded in the manner required by the laws of the State of Delaware in order to make the same effective. Each series shall consist of the number of shares as shall be stated and expressed in the resolution(s) providing for the issuance of Preferred Stock of the series together with the additional number of shares as the Board of Directors by resolution(s) may, from time to time, determine to issue as part of the series. Unless otherwise provided with respect to any series, shares of any series may be issued in fractional shares. All shares of any one series of Preferred Stock shall be alike in every particular respect except that shares issued at different times may accumulate dividends from different dates. The Board of Directors shall have the power and authority to state and determine, in the resolution(s) providing for the issue of each series of Preferred Stock, the number of shares of each series authorized to be issued, the voting powers (if any) and the designations, preferences and relative participating, optional or other rights appertaining to series, and the qualifications, limitations or restrictions of the series (including, but not limited to, full power and authority to determine as to the Preferred Stock of each series, the rate(s) of dividends payable thereon, the times of payment of the dividends, the prices and manner upon which the Preferred Stock of the series may be redeemed, the amount or amounts payable thereon in the event of liquidation, dissolution or winding up of the Corporation, and the right (if any) to convert the same into, and/or to purchase, stock of any other class or series). The Board of Directors may, from time to time, decrease the number of authorized shares of any series of Preferred Stock (but not below the number of shares of any series of Preferred Stock then outstanding). The foregoing provisions of this paragraph with respect to the creation or issuance of series of Preferred Stock shall be subject to any additional conditions with respect thereto which may be contained in any resolutions then in effect which shall have theretofore been adopted in accordance with the foregoing provisions of this paragraph with respect to any then outstanding series of Preferred Stock.

      V.    The Corporation is to have perpetual existence.

      VI. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the bylaws of the Corporation, subject to any specific limitation provided by any bylaws adopted by the stockholders.

      VII. Meetings of stockholders may be held within or outside of the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the bylaws) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

      VIII. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware, or any other applicable law, is amended to authorize corporation action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, or any other applicable law, as so amended. Any repeal or modification of this Article VIII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

      IX. The Corporation shall indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation against liabilities and expenses reasonably incurred or paid by such person in connection with such action, suit or proceeding. The Corporation may indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against liabilities and expenses reasonably incurred or paid by such person in connection with such action, suit or proceeding. The words "liabilities" and "expenses" shall include, without limitation: liabilities, losses, damages, judgments, fines, penalties, amounts paid in settlement, expenses, attorneys' fees and costs. The indemnification provided by or granted pursuant to this Article IX shall not be deemed exclusive of any other rights to which any person indemnified or being advanced expenses may be entitled under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

      The Corporation may purchase and maintain insurance on behalf of any person referred to in the preceding paragraph against any liability asserted against and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this
Article IX or otherwise.

      For purposes of this Article IX, references to the "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

      The provisions of this Article IX shall be deemed to be a contract between the Corporation and each director or officer who serves in any such capacity at any time while this Article IX and the relevant provisions of the General Corporation Law of the State of Delaware or other applicable law, if any, are in effect, and any repeal or modification of such law or of this Article IX shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

      For purposes of this Article IX, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Corporation.

      X. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the General Corporation Law of the State of Delaware or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the General Corporation Law of the State of Delaware, order a meeting of the creditors or class of creditors, and/or of the stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

      XI.   The Corporation hereby expressly elects not to be governed by
Section 203 of the General Corporation Law of the State of Delaware.

      XII. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon the stockholders herein are granted subject to this reservation.

      XIII. The name and address of incorporator is as follows:

              Carol Detert           118 West Edwards, Suite 200
                                     Springfield, Illinois 62704

      IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, makes this Certificate of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly, has hereunto set his hand this _______ day of May, 2004.

                                                ____________________________
                                                Incorporator

                                    EXHIBIT F

                    BY-LAWS OF NEXVU BUSINESS SOLUTIONS, INC.



                                    ARTICLE I
                                     OFFICES

      The corporation shall continuously maintain in the State of Delaware, a registered office and a registered agent whose office is identical with such registered office and may have other offices within or without the state. The address of the corporation's registered office in the State of Delaware is 9 East Loockerman Street, Dover, Delaware 19901. The name of the corporation's registered agent at such address is National Registered Agents, Inc. The corporation reserves the power to change its registered agent and registered office at any time.

                                   ARTICLE II
                                  STOCKHOLDERS

      Section 1. ANNUAL MEETING. An annual meeting of the stockholders shall be held not less than thirty (30) days after delivery of the annual report, but within six (6) months after the end of each fiscal year, for the purpose of electing directors and for the transaction of such other business, as may come before the meeting.

      Section 2. SPECIAL MEETINGS. Special meetings of the stockholders may be called either by the chairman of the board, the president, the board of directors, or by any stockholders who hold in the aggregate not less than ten percent (10%) of the outstanding shares of common stock for the purpose or purposes stated in the call of the meeting.

      Section 3. PLACE OF MEETINGS. Each meeting of the stockholders for the election of directors shall be held at the offices of the corporation in Schaumburg, Illinois, unless the board of directors shall by resolution designate any other place of such meeting. Meetings of stockholders for any other purpose may be held at such place, within or without the State of Delaware, and at such time as shall be determined pursuant to Section 2 of this
Article II, and stated in the notice of the meeting or in a duly executed waiver of notice thereof. The board of directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication.

      Section 4. NOTICE OF MEETINGS. A written notice of each meeting of stockholders, stating the place if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at the meeting. Unless otherwise provided by the General Corporation Law of Delaware ("Delaware Law"), the notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, and, if mailed, shall be deposited in the United States mail, postage prepaid, both directed to the stockholder at his address as it appears on the records of the corporation. No notice need be given to any person with whom communication is unlawful, nor shall there be any duty to apply for any permit or license to give notice to any such person. Notice given shall not be effective as to any notice returned as undeliverable if the notice was given by electronic transmission.

      Section 5. WAIVER OF NOTICE. Anything herein to the contrary notwithstanding, with respect to any stockholder meeting, any stockholder who in person or by proxy shall have waived in written notice or by electronic transmission of the meeting, either before or after such meeting, or who shall attend the meeting in person or by proxy, shall be deemed to have waived notice of such meeting unless he attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

      Section 6. QUORUM; MANNER OF ACTING AND ORDER OF BUSINESS. Subject to the provisions of these by laws, the Certificate of Incorporation and Delaware Law as to the vote that is required for a specified action, the presence in person, by proxy, or by electronic transmission of the holders of a majority of the outstanding shares of the corporation entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business. The vote of the holders of a majority of the shares of the corporation's stock entitled to vote, present in person represented by proxy, or by electronic transmission, shall be binding on all stockholders of the corporation, unless the vote of a greater number or voting by classes is required by law or the Certificate of Incorporation or these by laws. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

      In the absence of a quorum, stockholders holding a majority of the shares present in person, by proxy, or by electronic transmission are entitled to vote, regardless of whether or not they constitute a quorum, or if no stockholders are present, any officer entitled to preside at or act as secretary of the meeting, may adjourn the meeting to another time and place. Any business which might have been transacted at the original meeting may be transacted at any adjourned meeting at which a quorum is present. No notice of an adjourned meeting need be given if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken except that, if adjournment is for more than thirty (30) days or if, after the adjournment, a new record date is fixed for the meeting, notice of the adjourned meeting shall be given pursuant to Section 4 of this Article II.

      Meetings of the stockholders shall be presided over by the chairman of the board, or in his absence by the president, or in his absence by a vice president, or in the absence of the foregoing persons by a chairman designated by the board of directors, or in the absence of such designation by a chairman chosen at the meeting. The secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at all meetings of the stockholders shall be determined by the chairman. The order of business so determined, however, may be changed by vote of the holders of a majority of the shares present at the meeting in person or represented by proxy.

      Section 7. VOTING; PROXIES. Each stockholder of record on the record date, as determined pursuant to Section 6 of Article VI, shall be entitled to one vote for every share registered in his name. However, all elections of directors shall be by written ballot, unless otherwise provided in the certificate of incorporation; if authorized by the board of directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder. Each stockholder entitled to vote at any meeting of stockholders or to express consent to or dissent from corporate action in writing or by electronic transmission without a meeting may authorize another person to act for him by proxy. No proxy shall be valid after three years from its date of execution, unless the proxy provides for a longer period.

      Section 8. INSPECTORS OF ELECTION.

            (a) In advance of any meeting of stockholders, the board of\ directors may appoint inspectors of election to act at each meeting of stockholders and any adjournment thereof. If inspectors of election are not so appointed, the chairman of the meeting may, and upon the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one or three. If appointed at the meeting upon the request of one or more stockholders or proxies, the vote of the holders of a majority of shares present shall determine whether one or three inspectors are appointed. In any case any person appointed as an inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the directors in advance of the convening of the meeting or at the meeting by the person acting as chairman.

            (b) The inspectors of election shall determine the outstanding stock of the corporation, the stock represented at the meeting and the existence of a quorum, shall receive votes, ballots, or consents, shall count and tabulate all votes and shall determine the result; and in connection therewith, the inspector shall determine the authority, validity and effect of proxies, hear and determine all challenges and questions, and do such other ministerial acts as may be proper to conduct the election or vote with fairness to all stockholders. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. If no inspectors of election are appointed, the secretary shall pass upon all questions and shall have all other duties specified in this Section 8.

            (c) Upon request of the chairman of the meeting or any stockholder or his proxy, the inspector(s) of election shall make a report in writing of any challenge or question or other matter determined by him and shall execute a certificate of any fact found in connection therewith. Any such report or certificate shall be filed with the record of the meeting.

      Section 9. ACTION WITHOUT A MEETING.

            (a) Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing or by electronic transmission, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 9, Article II to the corporation, written consents signed by a sufficient number of stockholders to take action are delivered to the corporation in such manner. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

            (b) The action to elect directors by consent can satisfy the annual meeting requirement if either (i) the stockholder consent is unanimous or (ii) all directorships corresponding to those to which directors could have been elected if an annual meeting had been held are vacant and filled by the action by consent. Replacement of incumbent directors by less than unanimous stockholder consent will require their removal or resignation prior to the effectiveness of the consent action that substitutes for the election at the annual meeting.

            (c) Telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxy holder, or by a person or persons authorized to act for a stockholder or proxy holder, shall be deemed to be written, signed and dated for the purposes of this section, provided the transmission is delivered with information from which the corporation can determine (i) that it was transmitted by the stockholder or proxy holder or by a person authorized to act for the holder and (ii) the date on which such stockholder or proxy holder or person authorized to act transmitted such telegram, cablegram, or electronic transmission. The date on which the electronic transmission is transmitted shall be deemed to be the date on which such consent was signed.

      Section 10. REVOCATION OF CONSENT. Any stockholder giving a written consent, or the stockholder's proxy holders, or a transferee of the shares or a personal representative of the stockholder or its respective proxy holder, may revoke the consent by writing or electronic transmission or transmissions received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the secretary of the corporation.

      Section 11. ELECTRONIC NOTICE. Any notice to stockholders given by the corporation under the certificate of incorporation or the by-laws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if (1) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent and (2) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

                                   ARTICLE III
                                    DIRECTORS

      Section 1. NUMBER, TENURE AND QUALIFICATIONS.

            (a) The number of directors of the corporation shall be not less than two (2) nor more than nine (9) members, the exact number of which shall be fixed from time to time by the board of directors. Each director elected shall hold office until the next annual meeting of stockholders or until his successor shall have been duly elected and qualified or until his earlier resignation or removal. Unless the Certificate of Incorporation fixes the number of directors, the number of directors may be increased or decreased from time to time by an amendment of this section; but no decrease shall have the effect of shortening the term of any incumbent director. Directors need not be residents of the State of Delaware, or stockholders of the corporation.

            (b) Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, unless otherwise provided under Delaware Law or the Certificate of Incorporation.

      Section 2. RESIGNATIONS. Any director may resign at any time by notice given in writing or by electronic transmission to the chairman of the board or to the president.

      Section 3. MEETINGS. Meetings of the board of directors may be called by or at the request of the chairman of the board, the president or a majority of the directors. The person or persons authorized to call meetings of the board of directors may fix any place as the place for holding any meeting of the board of directors called by them. Meetings of the board of directors may be held within or outside the State of Delaware.

      Section 4. BUSINESS OF MEETINGS. Except as otherwise expressly provided in these by laws, any and all business may be transacted at any meeting of the board of directors.

      Section 5. NOTICE OF MEETINGS. Notice stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of meeting, by telephone, telegram or electronic mail on twenty-four (24) hours' notice or on such shorter notice as the person or persons calling such meeting may deem appropriate under the circumstances.

      Section 6. ATTENDANCE BY TELEPHONE. Directors may participate in meetings of the board of directors by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear one another, and such participation shall constitute presence in person at the meeting.

      Section 7. QUORUM AND MANNER OF ACTING; ADJOURNMENT. A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the board of directors and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board.

      Section 8. ACTION WITHOUT A MEETING. Any action which could be taken at a meeting of the board of directors may be taken without a meeting if all of the directors consent to the action in writing, or by electronic transmission and the writing or a copy of the electronic transmission, as the case may be, is filed with the minutes of proceedings of the board.

      Section 9. FILLING OF VACANCIES. A vacancy or vacancies in the board of directors shall exist when any previously authorized position of director is not then filled by a duly elected director, whether caused by death, resignation or removal.

      Vacancies and newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

      If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the Certificate of Incorporation or the by laws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of Delaware Law.

      Section 10. COMPENSATION OF DIRECTORS. The board of directors shall have the authority to fix the compensation of directors, unless otherwise provided in the Certificate of Incorporation.

      Section 11. PRESIDING OFFICER. The presiding officer at any meeting of the board of directors shall be the chairman of the board, or in his absence, any other director elected chairman by vote of a majority of the directors present at the meeting.

      Section 12. COMMITTEE. The board of directors, by resolution adopted by a majority of the number of directors fixed by the by laws or otherwise, may designate one (1) or more committees, each committee to consist of one (1) or more directors of the corporation, which committees, to the extent provided in such resolution, shall have and exercise all of the authority of the board of directors in the management of the corporation, except as otherwise required by law. The board of directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

      Section 13. ELECTION. All elections of directors shall be by written ballot, unless otherwise provided in the certificate of incorporation; if authorized by the board of directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

                                   ARTICLE IV
                                    OFFICERS

      Section 1. NUMBER. The officers of the corporation may consist of the chairman of the board, the president, one or more vice presidents (the number thereof to be determined by the board of directors), the secretary, the treasurer and such assistant secretaries and assistant treasurers or any other officers hereunto authorized or elected by the board of directors. Any two or more offices may be held by the same person.

      Section 2. ELECTION AND TERM OF OFFICE. The officers of the corporation shall be elected by the board of directors at their first meeting and thereafter at any subsequent meeting and shall hold their offices for such term as determined by the board of directors. Each officer shall hold office until his successor is duly elected and qualified, or until his death or disability, or until he resigns or is removed from his duties in the manner hereinafter provided.

      Section 3. REMOVAL AND RESIGNATION. Any officer may be removed, either with or without cause, by a majority of the directors then in office, at any meeting of the board of directors. Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein.

      Section 4. VACANCIES. A vacancy in any office because of death, resignation or removal or any other cause may be filled for the unexpired portion of the term by the board of directors.

      Section 5. CHAIRMAN OF THE BOARD. The chairman of the board of the corporation shall be the chief executive officer of the corporation. The chairman of the board shall preside at all meetings of the board of directors, and at all stockholders' meetings, whether annual or special, at which he is present and shall exercise such other powers and perform such other duties as the board of directors may from time to time assign to him or as may be prescribed by these by laws. In the event that the chairman of the board is not present at a directors' meeting or stockholders' meeting, the president of the corporation shall serve in his place and stead. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation, or a different mode of execution is expressly prescribed by the board of directors or these by laws, he may execute for the corporation certificates for its shares, and any contracts, deeds, mortgages, bonds or other instruments which the board of directors has authorized to be executed, and he may accomplish such execution either under or without the seal of the corporation, or either individually with the secretary, any assistant secretary or any other officer hereunto authorized by the board of directors, according to the requirements of the form of the instrument.

      Section 6. PRESIDENT. The president shall be the chief operating officer of the corporation. Subject to the direction and control of the board of directors, the president shall be in charge of the business of the corporation; he shall see that the resolutions and directions of the board of directors are carried into effect, except in those instances in which that responsibility is specifically assigned to some other person by the board of directors; and in general, he shall discharge all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time. He shall preside at all annual meetings of the stockholders. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation, or a different mode of execution is expressly prescribed by the board of directors or these by laws, he may execute for the corporation, certificates for its shares, and any contracts, deeds, mortgages, bonds or other instruments which the board of directors have authorized to be executed, and he may accomplish such execution either under or without the seal of the corporation, or either individually or with the secretary, any assistant secretary or any other officer hereunto authorized by the board of directors, according to the requirements of the form of the instrument. He may vote all securities which the corporation is entitled to vote, except as and to the extent such authority shall be vested in a different officer or agent of the corporation by the board of directors.

      Section 7. VICE PRESIDENT. The vice president (or in the event there be more than one vice president, each of the vice presidents), if one shall be elected, shall assist the president in the discharge of his duties, as the president may direct and shall perform such other duties as from time to time may be assigned to him by the president or by the board of directors. In the absence of the president or in the event of his inability or refusal to act, the vice president shall perform the duties of the president, and when so acting, shall have the powers of and be subject to all the restrictions upon the president. In the event there be more than one vice president, vice presidents shall be selected to perform the duties of the president in the order designated by the board of directors, or by the president if the board of directors have not made such a designation, or in the absence of any designation, then in the order of seniority of tenure as vice president. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation, or a different mode of execution is expressly prescribed by the board of directors or these by laws, the vice president (or each of them if there are more than one) may execute for the corporation, certificates for its shares and any contracts, deeds, mortgages, bonds or other instruments which the board of directors have authorized to be executed, and he may accomplish such execution either under or without the seal of the corporation, and either individually or with the secretary, any assistant secretary or any other officer hereunto authorized by the board of directors, according to the requirements of the form of the instrument.

      Section 8. TREASURER. The treasurer, if any, shall be the principal accounting and financial officer of the corporation. The treasurer shall: (i) have charge of and be responsible for the maintenance of the adequate books and records for the corporation; (ii) have charge and custody of all funds and securities of the corporation, and be responsible therefor and for the receipt and disbursement thereof; and (iii) perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or by the board of directors. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors may determine.

      Section 9. SECRETARY. The secretary shall: (i) record the minutes of the stockholders and of the board of directors' meetings in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these by laws or as required by law; (iii) be custodian of the corporate books and records and of the seal of the corporation;
(iv) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (v) sign with the chairman of the board or the president or a vice president or any other officer hereunto authorized by the board of directors, certificates for the shares of the corporation, the issue of which shall have been authorized by the board of directors, and any contracts, deeds, mortgages, bonds or other instruments which the board of directors have authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the board of directors or these by laws; (vi) have general charge of the stock transfer books of the corporation; and (vii) perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the board of directors.

      Section 10. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. The assistant treasurers and assistant secretaries shall perform such duties as shall be assigned to them by the board of directors. When the secretary is unavailable, any assistant secretary may sign with the president, or a vice president, or any other officer hereunto authorized by the board of directors, any contracts, deeds, mortgages, bonds or other instruments according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the board of directors or these by laws. The assistant treasurers shall, respectively, if required by the board of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine.

      Section 11. SALARIES. The salaries of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

                                    ARTICLE V
                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

      Section 1. CONTRACTS. The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation and such authority may be general or confined to specific instances.

      Section 2. LOANS. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name, unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

      Section 3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued by the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

      Section 4. DEPOSITS. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the board of directors may select.

                                   ARTICLE VI
                    CERTIFICATES OF STOCK AND THEIR TRANSFER

      Section 1. STOCK RECORD AND CERTIFICATES. Records shall be kept by or on behalf of the corporation, which shall contain the names and addresses of stockholders, the number of shares held by them respectively, and the number of certificates, if any, representing the shares, and in which there shall be recorded all transfers of shares. Every stockholder shall be entitled to a certificate signed by the chairman of the board of directors, or the president or a vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the class and number of shares owned by him in the corporation, provided that any and all signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or it were such officer, transfer agent or registrar at the date of issue.

      Section 2. TRANSFER AGENTS AND REGISTRARS. The board of directors may, in its discretion, appoint one or more responsible banks, corporations or trust companies as the board may deem advisable, from time to time, to act as transfer agents and registrars of shares of the corporation; and, when such appointments shall have been made, no certificate for shares of the corporation shall be valid until countersigned by one of such transfer agents and registered by one of such registrars.

      Section 3. STOCKHOLDERS' ADDRESSES. Every stockholder or transferee shall furnish the secretary or a transfer agent with the address to which notice of meetings and all other notices may be served upon or mailed to such stockholder or transferee, and in default thereof, such stockholder or transferee shall not be entitled to service or mailing of any such notice.

      Section 4. LOST CERTIFICATES. In case any certificate for shares of the corporation is lost, stolen or destroyed, the board of directors, in its discretion, or any transfer agent duly authorized by the board, may authorize the issue of a substitute certificate in place of the certificate so lost, stolen or destroyed. The corporation may require the owner of the lost, stolen or destroyed certificate or his legal representative to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertified shares.

      Section 5. DISTRIBUTIONS TO STOCKHOLDERS. To the extent permitted by Delaware Law and subject to any restrictions contained in the Certificate of Incorporation, the directors may declare and pay dividends upon the shares of its capital stock in the manner and upon the terms and conditions provided by Delaware Law and the Certificate of Incorporation.

      Section 6. RECORD DATES. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of shares or for the purpose of any other lawful action, the board of directors may fix, in advance,a record date which shall be not more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, and not more than sixty (60) days prior to any other action.

      A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

      In order that the corporation may determine the stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. In such case, those stockholders, and only those stockholders, who are stockholders of record on the date fixed by the board of directors shall, notwithstanding any subsequent transfer of shares on the books of the corporation, be entitled to notice of and to vote at such meeting of stockholders, or any adjournment thereof, or to express consent to such corporate action in writing without a meeting, or entitled to receive payment of such dividend or other distribution or allotment of rights, or entitled to exercise rights in respect of any such change, conversion or exchange of shares or to participate in any such other lawful action.

      Section 7. TRANSFERS OF SHARES. Shares of the corporation may be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificates, or by written power of attorney to sell, assign and transfer the same, signed by the record holder thereof; but no transfer shall affect the right of the corporation to pay any distribution upon the shares to the holder of record thereof, or to treat the holder of record as the holder in fact thereof for all purposes, and no transfer shall be valid, except between the parties thereto, until such transfer shall have been made upon the books of the corporation.

      Section 8. REPURCHASE OF SHARES ON OPEN MARKET. The corporation may purchase its shares on the open market and invest its assets in its own shares, provided that in each case the consent of the board of directors shall have been obtained.

                                   ARTICLE VII
                          INDEMNIFICATION AND INSURANCE

      Section 1. DEFINITIONS. For the purposes of this Article VII the following definitions shall apply:

      "Agent" means any person who: (i) is or was an employee or other agent of the corporation as determined from time to time by the board of directors; or
(ii) is or was serving at the request of the corporation as an employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise ("enterprise"); or (iii) was an employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

      "Director" means any such person as defined by Article III of these by-laws.

      "Officer" means any such person as defined by Article IV of these by-laws.

      "Predecessor corporation" shall include any constituent corporations (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and agents, so that any person who is or was an officer, director or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as an officer, director or agent of another enterprise, shall stand in the same position under and subject to the provisions of this Article VII (including, without limitation, the provisions of Section 5 of this Article VII) with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

      "Proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative and whether internal or external to the corporation.

      "Expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under this Article VII.

      "Losses" mean the total amount which the agent becomes legally obligated to pay in connection with any proceeding, including judgments, fines, amounts paid in settlement and expenses.

      Section 2. THIRD PARTY ACTIONS. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to, or otherwise becomes involved in, any Proceeding (other than an action by or in the right of the corporation) by reason of the fact that he is or was an Officer or Director of the corporation and may at the discretion of the board of directors indemnify any person who was or is a party or is threatened to be made a party to, or otherwise becomes involved in, any Proceeding (other than an action by or in the right of the corporation) by reason of the fact that he is or was an Agent of the corporation against Losses paid in settlement actually and reasonably incurred by him in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in such a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that his conduct was unlawful.

      Section 3. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to, or otherwise becomes involved in, any Proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was an Officer or Director of the corporation and may at the discretion of the board of directors indemnify any person who was or is a party or is threatened to be made a party to, or otherwise becomes involved in, any Proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent against Expenses actually and reasonably incurred by him in connection with the defense or settlement of such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such Expenses which the Delaware Court of Chancery or such other court shall deem proper.

      Section 4. SUCCESSFUL DEFENSE. To the extent that an Officer or Director of the corporation has been successful on the merits or otherwise in defense of any Proceeding referred to in Sections 2 and 3 of this Article VII, or in defense of any claim, issue or matter therein, he shall be indemnified against Expenses actually and reasonably incurred by him in connection therewith. To the extent that an Agent of the corporation has been successful on the merits or otherwise in defense of any Proceeding referred to in Sections 2 and 3 of this
Article VII, or in defense of any claim, issue or matter therein, he may, at the discretion of the board of directors, be indemnified against Expenses actually and reasonably incurred by him in connection therewith.

      Section 5. DETERMINATION OF CONDUCT. Any indemnification under Sections 2 and 3 of this Article VII, (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the Officer, Director or Agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 2 and 3 of this Article VII. Such determination shall be made by the Board of Directors by a majority vote of directors.

      Section 6. PAYMENT OF EXPENSES IN ADVANCE. Expenses incurred by an Officer or Director in connection with a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such Officer or Director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article VII. Expenses incurred by an Agent in connection with a Proceeding may be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such Agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article VII.

      Section 7. INDEMNITY NOT EXCLUSIVE. The indemnification and advancement of Expenses provided by, or granted pursuant to, the other provisions of this
Article VII shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of Expenses may be entitled under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

      Section 8. INSURANCE INDEMNIFICATION. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was an Officer Director or Agent of the corporation against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

      Section 9. HEIRS, EXECUTORS AND ADMINISTRATORS. The indemnification and advancement of Expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an Officer or Director and shall inure to the benefit of the heirs, executors and administrators of such a person. The indemnification and advancement of Expenses provided by, or granted pursuant to, this Article VII may, at the discretion of the board of directors, continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Section 10. FURTHER AMENDMENT. Notwithstanding any provision in this
Article VII to the contrary, in the event the General Corporation Law of the State of Delaware is either amended to provide, or interpreted by judicial or other binding legal decision to provide, broader indemnification rights than those contained herein, such broader indemnification rights shall be provided to any and all persons entitled to be indemnified pursuant to the General Corporation Law of the State of Delaware, the intent of this provision being to permit the corporation to indemnify, to the full extent permitted by the General Corporation Law of the State of Delaware, persons whom it may indemnify thereunder.

                                  ARTICLE VIII
                                   AMENDMENTS

      Unless otherwise provided in the Certificate of Incorporation the power to make, alter, amend or repeal the by laws of the corporation shall be vested in the stockholders entitled to vote. The by laws may contain any provisions for the regulation and management of the affairs of the corporation not inconsistent with Delaware Law or the Certificate of Incorporation.

                                    EXHIBIT G

           PROVISIONS OF FLORIDA BUSINESS CORPORATION ACT RELATING TO
                                APPRAISAL RIGHTS

607.1301 APPRAISAL RIGHTS; DEFINITIONS.

      The following definitions apply to Sections 607.1302-607.1333:

      (1) "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of Section 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

      (2) "Beneficial stockholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

      (3) "Corporation" means the issuer of the shares held by a stockholder demanding appraisal and, for matters covered in Section 607.1322-607.1333, includes the surviving entity in a merger.

      (4) "Fair value" means the value of the corporation's shares determined:

      (a) Immediately before the effectuation of the corporate action to which the stockholder objects.

      (b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining stockholders.

      (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

      (6) "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

      (7) "Record stockholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

      (8) "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

      (9) "Shareholder" means both a record stockholder and a beneficial stockholder.

607.1302 RIGHT OF STOCKHOLDERS TO APPRAISAL.

      1. (1) A stockholder is entitled to appraisal rights, and to obtain payment of the fair value of that stockholder's shares, in the event of any of the following corporate actions:

      (a) Consummation of a merger to which the corporation is a party if stockholder approval is required for the merger by Section 607.1103 and the stockholder is entitled to vote on the merger or if the corporation is a subsidiary and the merger is governed by Section 607.1104;

      (b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the stockholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any stockholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

      (c) Consummation of a disposition of assets pursuant to Section 607.1202 if the stockholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the stockholders within 1 year after the date of sale;

      (d) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, by-laws, or a resolution of the board of directors, except that no by-law or board resolution providing for appraisal rights may be amended or otherwise altered except by stockholder approval; or

      (e) With regard to shares issued prior to October 1, 2003, any amendment of the articles of incorporation if the stockholder is entitled to vote on the amendment and if such amendment would adversely affect such stockholder by:

      1. Altering or abolishing any preemptive rights attached to any of his or her shares;

      2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

      3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the stockholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

      4. Reducing the stated redemption price of any of the stockholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

      5. Making noncumulative, in whole or in part, dividends of any of the stockholder's preferred shares which had theretofore been cumulative;

      6. Reducing the stated dividend preference of any of the stockholder's preferred shares; or

      7. Reducing any stated preferential amount payable on any of the stockholder's preferred shares upon voluntary or involuntary liquidation.

      (2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

      (a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

      1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

      2. Not so listed or designated, but has at least 2,000 stockholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial stockholders owning more than 10 percent of such shares.

      (b)   The applicability of paragraph (a) shall be determined as of:

      1. The record date fixed to determine the stockholders entitled to receive notice of, and to vote at, the meeting of stockholders to act upon the corporate action requiring appraisal rights; or

      2. If there will be no meeting of stockholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

      (c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

      (d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

      1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

      a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

      b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

      2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other stockholders as such, other than:

      a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

      b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in Section 607.0832; or

      c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

      (e) For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

      (3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

      (4) A stockholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

      (a) Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, by-laws, or board of directors' resolution authorizing the corporate action; or

      (b) Was procured as a result of fraud or material misrepresentation.

607.1320 NOTICE OF APPRAISAL RIGHTS.

      (1) If proposed corporate action described in Section 607.1302(1) is to be submitted to a vote at a stockholders' meeting, the meeting notice must state that the corporation has concluded that stockholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of Sections 607.1301-607.1333 must accompany the meeting notice sent to those record stockholders entitled to exercise appraisal rights.

      (2) In a merger pursuant to Section 607.1104, the parent corporation must notify in writing all record stockholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in Section 607.1322.

      (3) If the proposed corporate action described in Section 607.1302(1) is to be approved other than by a stockholders' meeting, the notice referred to in subsection (1) must be sent to all stockholders at the time that consents are first solicited pursuant to Section 607.0704, whether or not consents are solicited from all stockholders, and include the materials described in Section 607.1322.

607.1303 ASSERTION OF RIGHTS BY NOMINEES AND BENEFICIAL OWNERS.

      (1) A record stockholder may assert appraisal rights as to fewer than all the shares registered in the record stockholder's name but owned by a beneficial stockholder only if the record stockholder objects with respect to all shares of the class or series owned by the beneficial stockholder and notifies the corporation in writing of the name and address of each beneficial stockholder on whose behalf appraisal rights are being asserted. The rights of a record stockholder who asserts appraisal rights for only part of the shares held of record in the record stockholder's name under this subsection shall be determined as if the shares as to which the record stockholder objects and the record stockholder's other shares were registered in the names of different record stockholders.

      (2) A beneficial stockholder may assert appraisal rights as to shares of any class or series held on behalf of the stockholder only if such stockholder:

      (a) Submits to the corporation the record stockholder's written consent to the assertion of such rights no later than the date referred to in Section 607.1322(2)(b)2.

      (b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial stockholder.

607.1321  NOTICE OF INTENT TO DEMAND PAYMENT.

      (1) If proposed corporate action requiring appraisal rights under Section
607.1302 is submitted to a vote at a stockholders' meeting, or is submitted to a stockholder pursuant to a consent vote under Section 607.0704, a stockholder who wishes to assert appraisal rights with respect to any class or series of shares:

      (a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to Section 607.1320(3) if action is to be taken without a stockholder meeting, written notice of the stockholder's intent to demand payment if the proposed action is effectuated.

      (b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

      (2) A stockholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

607.1322 APPRAISAL NOTICE AND FORM.

      1. (1) If proposed corporate action requiring appraisal rights under
Section 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all stockholders who satisfied the requirements of Section 607.1321. In the case of a merger under
Section 607.1104, the parent must deliver a written appraisal notice and form to all record stockholders who may be entitled to assert appraisal rights.

      (2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

      (a) Supply a form that specifies the date that the corporate action became effective and that provides for the stockholder to state:

      1. The stockholder's name and address.

      2. The number, classes, and series of shares as to which the stockholder asserts appraisal rights.

      3. That the stockholder did not vote for the transaction.

      4. Whether the stockholder accepts the corporation's offer as stated in subparagraph (b)4.

      5. If the offer is not accepted, the stockholder's estimated fair value of the shares and a demand for payment of the stockholder's estimated value plus interest.

      (b) State:

      1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

      2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the stockholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

      3. The corporation's estimate of the fair value of the shares.

      4. An offer to each stockholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

      5. That, if requested in writing, the corporation will provide to the stockholder so requesting, within 10 days after the date specified in subparagraph 2., the number of stockholders who return the forms by the specified date and the total number of shares owned by them.

      6. The date by which the notice to withdraw under Section 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

      (c) Be accompanied by:

      1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

      2. A copy of Sections 607.1301-607.1333.

607.1323 PERFECTION OF RIGHTS; RIGHT TO WITHDRAW.

      (1) A stockholder who wishes to exercise appraisal rights must execute and return the form received pursuant to Section 607.1322(1) and, in the case of certificated shares, deposit the stockholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to
Section 607.1322(2)(b)2. Once a stockholder deposits that stockholder's certificates or, in the case of uncertificated shares, returns the executed forms, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection (2).

      (2) A stockholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to Section 607.1322(2)(b)6. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

      (3) A stockholder who does not execute and return the form and, in the case of certificated shares, deposit that stockholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

607.1324 SHAREHOLDER'S ACCEPTANCE OF CORPORATION'S OFFER.

      (1) If the stockholder states on the form provided in Section 607.1322(1) that the stockholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the stockholder within 90 days after the corporation's receipt of the form from the stockholder.

      (2) Upon payment of the agreed value, the stockholder shall cease to have any interest in the shares.

607.1326 PROCEDURE IF STOCKHOLDER IS DISSATISFIED WITH OFFER.--

      1. (1) A stockholder who is dissatisfied with the corporation's offer as set forth pursuant to Section 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to Section 607.1322(1) of that stockholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

      (2) A stockholder who fails to notify the corporation in writing of that stockholder's demand to be paid the stockholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in
Section 607.1322(2)(b) 2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to
Section 607.1322(2)(b)4.

607.1331 COURT COSTS AND COUNSEL FEES.

      1. (1) The court in an appraisal proceeding commenced under 1 Section
607.1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the stockholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such stockholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

      (2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the corporation and in favor of any or all stockholders demanding appraisal if the court finds the corporation did not substantially comply with Sections 607.1320 and 607.1322; or

      (b) Against either the corporation or a stockholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

      (3) If the court in an appraisal proceeding finds that the services of counsel for any stockholder were of substantial benefit to other stockholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the stockholders who were benefited.

      (4) To the extent the corporation fails to make a required payment pursuant to Section 607.1324, the stockholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

      (1) Note.--Section 607.1330 does not exist. It was included in H.B. 1623 but was deleted from the bill before it was passed. House Bill 1623 became ch. 2003-283.

607.1332 DISPOSITION OF ACQUIRED SHARES.

      Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such stockholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

607.1333 LIMITATION ON CORPORATE PAYMENT.

      (1) No payment shall be made to a stockholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of Section 607.06401. In such event, the stockholder shall, at the stockholder's option:

      (a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

      (b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the stockholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

      (2) The stockholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the stockholder fails to exercise the option, the stockholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

                          CAPITAL GROWTH SYSTEMS, INC.
                            1100 EAST WOODFIELD ROAD
                           SCHAUMBURG, ILLINOIS 60173

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CAPITAL GROWTH SYSTEMS, INC.

         The undersigned hereby appoints Scott Allen and Rory Herriman, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Capital Growth Systems, Inc. (the "Corporation") held of record by the undersigned on May 21, 2004, at the Annual Meeting of Stockholders when convened on June 30, 2004, or any adjournment thereof.

1. ELECTION OF DIRECTORS -- Proposal to elect five Directors to hold office until the next Annual Meeting of Stockholders, or otherwise as provided in the Corporation's Certificate of Incorporation (check one box):

|_|  FOR all nominees listed below              |_|  WITHHOLD AUTHORITY
(except as withheld in the space                to vote for all of the
provided below)                                 nominees listed below

NOMINEES: Mr. Robert Geras, Mr. Scott Allen, Mr. Rory Herriman, Mr. Douglas Stukel and Mr. Lee Wiskowski.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR "ALL" WITH RESPECT TO ITEM 1.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


------------------------------

2. APPROVE NAME CHANGE FROM CAPITAL GROWTH SYSTEMS, INC. TO NEXVU BUSINESS SOLUTIONS, INC.:

|_|  FOR                       |_|  AGAINST                        |_|  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO CHANGE THE NAME OF CAPITAL GROWTH SYSTEMS, INC. TO NEXVU BUSINESS SOLUTIONS, INC.


3. APPROVE INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 50,000,000:

|_|  FOR                       |_|  AGAINST                        |_|  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 50,000,000.

4. APPROVE THE AGREEMENT AND PLAN OF MERGER, DATED AS OF APRIL 15, 2004 BY AND BETWEEN THE CORPORATION AND NEXVU BUSINESS SOLUTIONS, INC., A DELAWARE CORPORATION AND A WHOLLY-OWNED SUBSIDIARY OF THE CORPORATION, UNDER WHICH THE CORPORATION WILL REINCORPORATE IN THE STATE OF DELAWARE BY MERGING WITH AND INTO NEXVU BUSINESS SOLUTIONS, INC., WITH NEXVU BUSINESS SOLUTIONS, INC. SURVIVING THE MERGER:

|_|  FOR                       |_|  AGAINST                        |_|  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO CHANGE ITS STATE OF INCORPORATION FROM FLORIDA TO DELAWARE.


         OTHER BUSINESS--in their discretion, the Proxies are authorized to transact any other business as may properly come before the meeting, or any adjournment thereof.


         This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals One through Four.




                                    --------------------------------------------
                                    Signature                              Date


                                    --------------------------------------------
                                    Signature                              Date


                                    NOTE: Sign exactly as name appears above. If joint tenant, both should sign. If attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, please sign corporate name by President or authorized officer. If a partnership, sign in full partnership name by authorized person.


Please contact Rory Herriman at (630) 872-5800 with any questions regarding the above.


PLEASE PROMPTLY INITIAL, DATE, SIGN AND RETURN THE CARD USING THE ENCLOSED ENVELOPE.